As filed electronically with the Securities and Exchange Commission on February 27, 2013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Registration No. 333-00295

Pre-Effective Amendment No.

Post-Effective Amendment No. 37

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

1940 Act File No. 811-07495

Amendment No. 38

(Check appropriate box or boxes.)

Transamerica Partners Funds Group II

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.

☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485.

☒	On May 1, 2013 pursuant to paragraph (a) (1) of Rule 485.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On (date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica Partners Funds Group II relates only to Transamerica Partners Institutional Money Market and Transamerica Institutional Partners Small Growth. The prospectus and statement of additional information for the other series of Transamerica Partners Funds Group II, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

Transamerica Partners Institutional Funds Group
Transamerica Institutional Asset Allocation Funds

Prospectus

May 1, 2013
Fund	Ticker
Transamerica Partners Institutional Money Market	DFINX
Transamerica Partners Institutional Small Growth	DISGX
Each of the above funds invests in securities through an underlying master fund having the same investment goals and strategies.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.
MPPINS0513

Transamerica Partners Institutional Money Market
Investment Objective: Seeks to provide liquidity and as high a level of income as is consistent with the preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [a]
Management fees	[0.25%]
Distribution and service (12b-1) fees	[0.25%]
Other expenses	[ ]
Total annual fund operating expenses	[ ]
Fee waiver and/or expense reimbursement[b]	[ ]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	[ ]

[a]	The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc., through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed [ ]%, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periodsVariable Not Found. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
[ ]	[ ]	[ ]	[ ]

Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies.
The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests the fund’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:
•	short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
The fund may invest without limit in obligations of U.S. banks.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the fund without the seller’s repurchase commitment. When the fund enters into a repurchase agreement with collateral that it could not otherwise hold, the fund takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
1

While the fund follows strict rules as to the credit quality, diversification, liquidity and maturity of its investments, it does not maintain a stable net asset value of $1.00 per share. Each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the fund’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
Principal Risks: An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Many factors affect the fund’s performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate from day to day and over time. There is no assurance that the fund will meet its investment objectives. The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:
•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Credit – An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the U.S. have recently been historically low. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The financial crisis that began in 2008 has had a significant adverse effect on the financial markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
•	Net Asset Value – The fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the fund’s net asset value to fluctuate.
•	Portfolio Selection – The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.
2

•	Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, the fund's yield may not increase proportionately. For example, Transamerica Asset Management, Inc, (“ TAM” or the “Investment Adviser”) or any of its affiliates may voluntarily waive fees or reimburse expenses of one or more classes of the fund in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the fund will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericapartners.com or by calling 1-888-233-4339.
Annual Total Returns (calendar years ended December 31)
[Bar Chart To Be Updated]
	Quarter Ended	Return
Best Quarter:	[ ]	[ ]
Worst Quarter:	[ ]	[ ]

Average Annual Total Returns (periods ended December 31, 2012)
	1 Year	5 Years	10 Years	Inception Date
Transamerica Partners Institutional Money Market	[ ]	[ ]	[ ]	[ ]
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
3

Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors that are generally exempt from federal income taxation. Such investors may purchase shares in the fund through the transfer agent directly. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4

Transamerica Partners Institutional Small Growth
Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [a]
Management fees	[0.25%]
Distribution and service (12b-1) fees	[0.25%]
Other expenses	[ ]
Total annual fund operating expenses	[ ]
Fee waiver and/or expense reimbursement[b]	[ ]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	[ ]

[a]	The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc., through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed [ ]%, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periodsVariable Not Found. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
[ ]	[ ]	[ ]	[ ]

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the underlying master fund in which the fund invests was [TBD] of the average value of its portfolio.
Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies.
Under normal circumstances, the fund invests at least 80% of its nets assets (plus the amount of borrowings, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on identifying high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1.
The team’s disciplined, consistent approach to both security selection and risk management seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The team incorporates a preference towards companies with the following qualitative characteristics: conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to growth market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are thoroughly analyzed, the investment team then determines whether a company is undervalued and has sufficient upside to the stock price to warrant an investment.
5

The fund may invest in foreign securities via ADRs, and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
6

•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericapartners.com or by calling 1-888-233-4339.
7

Annual Total Returns (calendar years ended December 31)
[Bar Chart To Be Updated]
	Quarter Ended	Return
Best Quarter:	[ ]	[ ]
Worst Quarter:	[ ]	[ ]

Average Annual Total Returns (periods ended December 31, 2012)
	1 Year	5 Years	10 Years	Inception Date
Transamerica Partners Institutional Small Growth	[ ]	[ ]	[ ]	[ ]
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Ranger Investment Management, L.P.
Portfolio Managers:
W. Conrad Doenges, Portfolio Manager since 2012
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors that are generally exempt from federal income taxation. Such investors may purchase shares in the fund through the transfer agent directly. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8

More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of the prospectus. All references in this prospectus to the fund include the fund's underlying portfolio, unless otherwise noted. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Balanced Fund
In selecting common stocks, the fund emphasizes established companies. Most of the fund’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the fund’s sub-advisers to be of comparable quality. Credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.
The fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.
The fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the fund include the fund’s underlying Portfolio, unless otherwise noted.
All Bond Funds
Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.
Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a fund. In that case, derivative investments will be considered related investments for purposes of the fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
Each fund (except High Yield Bond Fund) invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.
Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each fund also may lend its securities to generate income.
Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.
Each fund’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.
Each fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a fund include that fund’s underlying portfolio, unless otherwise noted.
Money Market Fund
The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing the fund’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:
•	short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
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•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
The fund may invest without limit in obligations of U.S. banks.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the fund without the seller’s repurchase commitment. When the fund enters into a repurchase agreement with collateral that it could not otherwise hold, the fund takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
While the fund must follow strict rules as to the credit quality, diversification and maturity of its investments, the fund does not maintain a stable net asset value of $1.00 per share. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The fund must comply with rules with respect to the fund’s weighted average life. The fund must also follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the fund’ s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
The fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the fund include the fund’s underlying Portfolio, unless otherwise noted.
All Stock Funds
The portfolio managers of the Large Value, Mid Value and Small Value Funds use a “bottom up” value-oriented approach in selecting investments for the funds. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the fund’s goals.
Portfolio managers of the Large Core, Large Growth, Mid Growth, Small Growth and Small Core Funds use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.
Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a fund. In that case, derivative investments will be considered related investments for the purposes of the fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
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Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each fund also may lend its securities to generate income.
Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason.
Although the policy of each fund, other than the Stock Index Fund, under normal circumstances, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.
Each fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a fund include that fund’s underlying Portfolio, unless otherwise noted. The Stock Index Fund invests in a Portfolio sponsored by a third party adviser.
Balanced, Bond, Money Market and Stock Funds
Each fund does not invest directly in securities but instead invests through an underlying master fund having the same goals and strategies. Each fund may stop investing in its corresponding underlying master fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Shareholders should note that other mutual funds or pooled investment vehicles may invest in the same underlying master fund as a fund and may have lower expenses, and correspondingly higher performance, than the fund.
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More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund as described at the front of the prospectus.
Active Trading: Certain funds are actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations: To the extent a fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Cash Management and Defensive Investing: The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
Credit: If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. A fund may incur expenses to protect the fund's interest in securities experiencing these events. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuation could reduce or eliminate investment gains or add to investment losses. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a fund’s investments in foreign currency denominated securities may reduce the returns of the fund.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves,
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behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund’s sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that a large portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign investments risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may
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decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
American Depositary Receipts (“ ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate (Transamerica Partners Money Market): The interest rates on short-term obligations held in a money market fund’s portfolio will vary, rising or falling with short-term interest rates generally. The money market fund’s yield will tend to lag behind general changes in interest rates.
The ability of the money market fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the fund's investments may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Manager: TAM or the sub-adviser to each fund, except Transamerica Partners Stock Index, actively manages the fund’s investments. Consequently, a fund is subject to the risk that the methods and analyses employed by TAM or the sub-adviser in this process may not produce the desired results. This could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other
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countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Net Asset Value (Transamerica Partners Money Market): The fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the fund’s net asset value to fluctuate.
Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Redemption (Transamerica Partners Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund’s ability to dispose of the underlying securities may be restricted.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
Yield (Transamerica Partners Money Market): The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, a fund's yield may not increase proportionately. For example, TAM may
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recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund's yield. Under these new regulations, the fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and may have a lower yield than money market funds with a different shareholder base.
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Shareholder Information
Investment Adviser
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Partners Funds Group. It oversees the operation of Transamerica Partners Funds Group by its officers. It also reviews the management of each fund’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Partners Funds Group is contained in the Statement of Additional Information (“SAI”).
Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Partners Funds Group. TAM is responsible for the day-to-day management of Transamerica Asset Allocation – Intermediate Horizon, Transamerica Asset Allocation – Intermediate/Long Horizon, Transamerica Asset Allocation – Long Horizon, Transamerica Asset Allocation – Short Horizon and Transamerica Asset Allocation – Short/Intermediate Horizon. For each of the other funds, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. The Investment Adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of fund securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2012, TAM has approximately $54.5 billion in total assets under management.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Each fund may rely on an Order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998) that permits Transamerica Partners Funds Group and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Stock Index Fund
TAM is the investment adviser of the Stock Index Fund, providing general supervision of the fund’s investment in its underlying Portfolio, subject to policies set by the Trustees.
BlackRock Fund Advisors (“ BFA”) is the investment adviser of the portfolio in which the Stock Index Fund invests. BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”), which in turn is indirectly wholly-owned by BlackRock, Inc. Prior to December 1, 2009, BTC was known as Barclays Global Investors, N.A. As of December 31, 2012, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $[___] trillion. BFA, BTC, BlackRock Execution Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.
Advisory Fees Paid for the Fiscal Year Ended December 31, 2012
Each fund paid the following advisory fee as a percentage of its average daily net assets:
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[To be updated in a subsequent filing]
Advisory Fee Changes During the Fiscal Year
Transamerica Partners Institutional Small Growth: Effective August 31, 2012, the advisory fee is 0.84% of the first $300 million; and 0.80% in excess of $300 million. Prior to August 31, 2012, the advisory fee was 0.87% of the fund’s average daily net assets.
A discussion regarding the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s semi-annual report for the period ended June 30, 2012.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall make investment decisions, buy and sell securities for the fund, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).
Each sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Partners Institutional Money Market	AEGON USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Partners Institutional Small Growth	Ranger Investment Management, L.P.	300 Crescent Court, Suite 1100, Dallas, TX 75201

Further Information About Each Sub-adviser
AEGON USA Investment Management, LLC, a wholly-owned and indirect subsidiary of AEGON N.V., has been a registered investment adviser since December 2001. As of December 31, 2012, AEGON USA Investment Management, LLC has approximately $116 billion in total assets under management.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2012, Ranger Investment Management, L.P. has approximately $1.5 billion in total assets under management.
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Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Partners Institutional Small Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004 (small, mid and small-mid growth strategies)

Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Partners Fund website at www. transamericapartners.com.
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How To Contact The Funds
•	Customer Service: 1-888-233-4339
•	Internet: www.transamericapartners.com
•	Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Retirement plan participants in a retirement plan administered by Diversified Investment Advisors, TAM’s affiliate, should contact Diversified at 1-800-755-5801 for additional information.
Buying Shares
Shares of the funds are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans, and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information. Shares of the funds are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments.
Shares are purchased at the net asset value per share (“NAV”) without a sales charge. The funds reserve the right to reject any purchase orders at any time.
You may purchase shares in a fund through the transfer agent directly or by authorizing your retirement plan to purchase shares on your behalf. Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank and made payable to Transamerica Funds Services and mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.
If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to the address above.
See your plan administrator, recordkeeper, or authorized financial intermediary, to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the funds with monies withdrawn from those fixed investment options.
The minimum initial investment is $5,000. The funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
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Selling Shares
On any day the New York Stock Exchange is open for business, you may sell (redeem) all or a portion of your shares. Shares are redeemed at NAV, without a sales charge.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.
Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.
Requests to redeem shares should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The funds reserve the right to modify the telephone redemption privilege at any time.
Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and will generally result in taxable gain or loss in a non-tax-sheltered account.
Each fund reserves the right to delay delivery of your redemption proceeds up to 7 days.
Participants in a retirement plan or IRA program should obtain redemption instructions from their plan administrator, recordkeeper, or authorized financial intermediary.
A signature guarantee is required for the following:
•	any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;
•	any redemption by mail if the proceeds are to be wired to a bank;
•	any redemption request for more than $50,000; and
•	requests to transfer registration of shares to another owner.
At the funds’ discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.
Shareholder Services And Policies
Exchanges
You may exchange all or a portion of your shares in a fund for shares of any other available fund. To make exchanges, please follow the procedures for sales described above under “How to Sell Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one fund and purchase of shares of another, and will generally result in taxable gain or loss in a non-tax-sheltered account.
Redemption Proceeds
The funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.
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Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.
Involuntary Redemptions
If your account balance falls below $1,000 as a result of a redemption or exchange, including solely due to declines in NAV, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.
Telephone or Internet Transactions
You may initiate redemptions and exchanges by telephone or via internet. The funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the person are followed. During periods of extreme market volatility or activity, severe weather or abnormal circumstances, it may be difficult for you to reach a representative of the funds by telephone or via internet. In that case, please consider an alternative transaction method.
Address Changes
To change the address on your account contact your plan administrator, recordkeeper, or authorized financial intermediary or call 1-888-233-4339. You may also send a written request signed by all account owners. Include the name of your fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator, recordkeeper, or authorized financial intermediary or call 1-888-233-4339. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.
Statements and Reports
The funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors early each year.
Financial reports for the funds will be mailed semiannually to all shareholders.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
The funds rely primarily on the retirement plan recordkeepers and administrators that make the funds available to retirement plans and their participants (including recordkeepers affiliated with TAM) to monitor market timing and excessive trading by plan participants. The funds seek periodic certifications from these retirement plan recordkeepers that they have policies and procedures in place designed to monitor and prevent market timing and excessive trading activity by plan participants and that they will use their best efforts to prevent market timing and excessive trading activity that appears to be in contravention of the funds’ policies on market timing or excessive trading as disclosed in this prospectus. The funds also may instruct retirement plan recordkeepers from time to time to scrutinize purchases, including purchases in connection with exchange transactions that
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exceed a certain size. Each fund reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or excessive trading by a plan participant or by accounts of plan participants under common control (for example, related plan participants, or a financial adviser with discretionary trading authority over multiple accounts). The funds apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Reallocations in underlying funds by an asset allocation fund in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Investment Policy and Other Changes
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request in good order by the transfer agent.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
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The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
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Distribution Of Shares
Distributor
Transamerica Capital, Inc. (“ TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237 underwrites and distributes fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment adviser and the funds.
Distribution Plan
Each fund (other than the Asset Allocation funds) has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”).
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
•	Each fund - Up to 0.25%
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate or a sub-adviser or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, TAM, the sub-adviser or their affiliates, as applicable. Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These payments are often referred to as “revenue sharing payments.” The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares. The recipients of such payments may include a fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a fund, or employee benefit plans that include the fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a fund, or to include the fund as an investment option, in lieu of another investment. TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. The Distributor and its affiliates may receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities. Investors should contact their financial intermediary for details about revenue sharing payments it may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.
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Distributions and Taxes
Dividends and Distributions
Each fund will distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually. Each fund generally pays any dividends from net investment income quarterly.
If necessary, each fund may make distributions at other times as well.
Taxes on Distributions in General
Taxable income consists generally of net investment income and any capital gains.
Although a fund will not generally have to pay income tax on amounts it distributes to shareholders, shareholders who are otherwise subject to federal income tax will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” will be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you are otherwise subject to U.S. federal income tax and you buy shares of a fund shortly before it makes a distribution, the distribution will be generally taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”
Retirement plans that invest in a fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a fund or redemptions or exchanges of shares of a fund. Participants in these retirement plans will be taxed when they take distributions from the plan in accordance with Internal Revenue Code rules.
Taxes on the Sale or Exchange of Shares
If you are otherwise subject to U.S. federal income taxes, and you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
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Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Some distributions paid in January may be taxable to you as if they had been paid the previous December.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.
The backup withholding rate is 28%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains or exempt-interest dividends) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a non-U.S. person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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FINANCIAL HIGHLIGHTS
[To be updated in a subsequent filing]
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Notice of Privacy Policy
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Partners Funds
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated May 1, 2013, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the SEC. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these funds, call or write to Transamerica Partners Funds at the phone number or address above or visit Transamerica Partners Funds’ website at www.transamericapartners.com. In the Transamerica Partners Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
www.transamericapartners.com
The Investment Company Act File Numbers for Transamerica Partners Funds Group and Transamerica Asset Allocation Funds are 811-07674 and 811-07495

Transamerica Partners Funds Group
Transamerica Asset Allocation Funds

Prospectus

May 1, 2013
Fund	Ticker
Transamerica Partners Money Market	DVMKX
Transamerica Partners Small Growth	DVSGX
Each of the above funds invests in securities through an underlying master fund having the same investment goals and strategies.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.
MPPINV0513

Transamerica Partners Money Market
Investment Objective: Seeks to provide liquidity and as high a level of income as is consistent with the preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [a]
Management fees	[0.25%]
Distribution and service (12b-1) fees	[0.25%]
Other expenses	[ ]
Total annual fund operating expenses	[ ]
Fee waiver and/or expense reimbursement[b]	[ ]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	[ ]

[a]	The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc., through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed [ ]%, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periodsVariable Not Found. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
[ ]	[ ]	[ ]	[ ]

Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies.
The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests the fund’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:
•	short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
The fund may invest without limit in obligations of U.S. banks.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the fund without the seller’s repurchase commitment. When the fund enters into a repurchase agreement with collateral that it could not otherwise hold, the fund takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
1

While the fund follows strict rules as to the credit quality, diversification, liquidity and maturity of its investments, it does not maintain a stable net asset value of $1.00 per share. Each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the fund’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
Principal Risks: An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Many factors affect the fund’s performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate from day to day and over time. There is no assurance that the fund will meet its investment objectives. The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:
•	Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Credit – An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the U.S. have recently been historically low. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The financial crisis that began in 2008 has had a significant adverse effect on the financial markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
•	Net Asset Value – The fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the fund’s net asset value to fluctuate.
•	Portfolio Selection – The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.
2

•	Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.
•	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
•	Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, the fund's yield may not increase proportionately. For example, Transamerica Asset Management, Inc, (“ TAM” or the “Investment Adviser”) or any of its affiliates may voluntarily waive fees or reimburse expenses of one or more classes of the fund in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the fund will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericapartners.com or by calling 1-888-233-4339.
Annual Total Returns (calendar years ended December 31)
[Bar Chart To Be Updated]
	Quarter Ended	Return
Best Quarter:	[ ]	[ ]
Worst Quarter:	[ ]	[ ]

Average Annual Total Returns (periods ended December 31, 2012)
	1 Year	5 Years	10 Years	Inception Date
Transamerica Partners Money Market	[ ]	[ ]	[ ]	[ ]
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC
3

Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors that are generally exempt from federal income taxation. Such investors may purchase shares in the fund through the transfer agent directly. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4

Transamerica Partners Small Growth
Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [a]
Management fees	[0.25%]
Distribution and service (12b-1) fees	[0.25%]
Other expenses	[ ]
Total annual fund operating expenses	[ ]
Fee waiver and/or expense reimbursement[b]	[ ]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	[ ]

[a]	The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc., through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed [ ]%, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periodsVariable Not Found. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
[ ]	[ ]	[ ]	[ ]

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the underlying master fund in which the fund invests was [TBD] of the average value of its portfolio.
Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies.
Under normal circumstances, the fund invests at least 80% of its nets assets (plus the amount of borrowings, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on identifying high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1.
The team’s disciplined, consistent approach to both security selection and risk management seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The team incorporates a preference towards companies with the following qualitative characteristics: conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to growth market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are thoroughly analyzed, the investment team then determines whether a company is undervalued and has sufficient upside to the stock price to warrant an investment.
5

The fund may invest in foreign securities via ADRs, and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
6

•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericapartners.com or by calling 1-888-233-4339.
7

Annual Total Returns (calendar years ended December 31)
[Bar Chart To Be Updated]
	Quarter Ended	Return
Best Quarter:	[ ]	[ ]
Worst Quarter:	[ ]	[ ]

Average Annual Total Returns (periods ended December 31, 2012)
	1 Year	5 Years	10 Years	Inception Date
Transamerica Partners Small Growth	[ ]	[ ]	[ ]	[ ]
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Ranger Investment Management, L.P.
Portfolio Managers:
W. Conrad Doenges, Portfolio Manager since 2012
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors that are generally exempt from federal income taxation. Such investors may purchase shares in the fund through the transfer agent directly. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8

More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of the prospectus. All references in this prospectus to the fund include the fund's underlying portfolio, unless otherwise noted. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Balanced Fund
In selecting common stocks, the fund emphasizes established companies. Most of the fund’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the fund’s sub-advisers to be of comparable quality. Credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.
The fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.
The fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the fund include the fund’s underlying Portfolio, unless otherwise noted.
All Bond Funds
Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.
Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a fund. In that case, derivative investments will be considered related investments for purposes of the fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
Each fund (except High Yield Bond Fund) invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.
Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each fund also may lend its securities to generate income.
Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.
Each fund’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.
Each fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a fund include that fund’s underlying portfolio, unless otherwise noted.
Money Market Fund
The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing the fund’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:
•	short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
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•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
The fund may invest without limit in obligations of U.S. banks.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the fund without the seller’s repurchase commitment. When the fund enters into a repurchase agreement with collateral that it could not otherwise hold, the fund takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
While the fund must follow strict rules as to the credit quality, diversification and maturity of its investments, the fund does not maintain a stable net asset value of $1.00 per share. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the sub-adviser to present minimal credit risk. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less. The fund must comply with rules with respect to the fund’s weighted average life. The fund must also follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the fund’ s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
The fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the fund include the fund’s underlying Portfolio, unless otherwise noted.
All Stock Funds
The portfolio managers of the Large Value, Mid Value and Small Value Funds use a “bottom up” value-oriented approach in selecting investments for the funds. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the fund’s goals.
Portfolio managers of the Large Core, Large Growth, Mid Growth, Small Growth and Small Core Funds use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.
Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a fund. In that case, derivative investments will be considered related investments for the purposes of the fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
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Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each fund also may lend its securities to generate income.
Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason.
Although the policy of each fund, other than the Stock Index Fund, under normal circumstances, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.
Each fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a fund include that fund’s underlying Portfolio, unless otherwise noted. The Stock Index Fund invests in a Portfolio sponsored by a third party adviser.
Balanced, Bond, Money Market and Stock Funds
Each fund does not invest directly in securities but instead invests through an underlying master fund having the same goals and strategies. Each fund may stop investing in its corresponding underlying master fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Shareholders should note that other mutual funds or pooled investment vehicles may invest in the same underlying master fund as a fund and may have lower expenses, and correspondingly higher performance, than the fund.
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More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund as described at the front of the prospectus.
Active Trading: Certain funds are actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations: To the extent a fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Cash Management and Defensive Investing: The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
Credit: If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. A fund may incur expenses to protect the fund's interest in securities experiencing these events. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuation could reduce or eliminate investment gains or add to investment losses. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a fund’s investments in foreign currency denominated securities may reduce the returns of the fund.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves,
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behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund’s sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that a large portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign investments risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may
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decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
American Depositary Receipts (“ ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate (Transamerica Partners Money Market): The interest rates on short-term obligations held in a money market fund’s portfolio will vary, rising or falling with short-term interest rates generally. The money market fund’s yield will tend to lag behind general changes in interest rates.
The ability of the money market fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the fund's investments may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Manager: TAM or the sub-adviser to each fund, except Transamerica Partners Stock Index, actively manages the fund’s investments. Consequently, a fund is subject to the risk that the methods and analyses employed by TAM or the sub-adviser in this process may not produce the desired results. This could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other
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countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.
Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Net Asset Value (Transamerica Partners Money Market): The fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the fund’s net asset value to fluctuate.
Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Redemption (Transamerica Partners Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund’s ability to dispose of the underlying securities may be restricted.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
Yield (Transamerica Partners Money Market): The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, a fund's yield may not increase proportionately. For example, TAM may
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recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund's yield. Under these new regulations, the fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and may have a lower yield than money market funds with a different shareholder base.
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Shareholder Information
Investment Adviser
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Partners Funds Group. It oversees the operation of Transamerica Partners Funds Group by its officers. It also reviews the management of each fund’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Partners Funds Group is contained in the Statement of Additional Information (“SAI”).
Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Partners Funds Group. TAM is responsible for the day-to-day management of Transamerica Asset Allocation – Intermediate Horizon, Transamerica Asset Allocation – Intermediate/Long Horizon, Transamerica Asset Allocation – Long Horizon, Transamerica Asset Allocation – Short Horizon and Transamerica Asset Allocation – Short/Intermediate Horizon. For each of the other funds, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. The Investment Adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of fund securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2012, TAM has approximately $54.5 billion in total assets under management.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Each fund may rely on an Order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998) that permits Transamerica Partners Funds Group and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Stock Index Fund
TAM is the investment adviser of the Stock Index Fund, providing general supervision of the fund’s investment in its underlying Portfolio, subject to policies set by the Trustees.
BlackRock Fund Advisors (“ BFA”) is the investment adviser of the portfolio in which the Stock Index Fund invests. BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”), which in turn is indirectly wholly-owned by BlackRock, Inc. Prior to December 1, 2009, BTC was known as Barclays Global Investors, N.A. As of December 31, 2012, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $[___] trillion. BFA, BTC, BlackRock Execution Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.
Advisory Fees Paid for the Fiscal Year Ended December 31, 2012
Each fund paid the following advisory fee as a percentage of its average daily net assets:
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[To be updated in a subsequent filing]
Advisory Fee Changes During the Fiscal Year
Transamerica Partners Small Growth: Effective August 31, 2012, the advisory fee is 0.84% of the first $300 million; and 0.80% in excess of $300 million. Prior to August 31, 2012, the advisory fee was 0.87% of the fund’s average daily net assets.
A discussion regarding the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s semi-annual report for the period ended June 30, 2012.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall make investment decisions, buy and sell securities for the fund, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).
Each sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Partners Money Market	AEGON USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Partners Small Growth	Ranger Investment Management, L.P.	300 Crescent Court, Suite 1100, Dallas, TX 75201

Further Information About Each Sub-adviser
AEGON USA Investment Management, LLC, a wholly-owned and indirect subsidiary of AEGON N.V., has been a registered investment adviser since December 2001. As of December 31, 2012, AEGON USA Investment Management, LLC has approximately $116 billion in total assets under management.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2012, Ranger Investment Management, L.P. has approximately $1.5 billion in total assets under management.
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Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Partners Small Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004 (small, mid and small-mid growth strategies)

Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Partners Fund website at www. transamericapartners.com.
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How To Contact The Funds
•	Customer Service: 1-888-233-4339
•	Internet: www.transamericapartners.com
•	Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Retirement plan participants in a retirement plan administered by Diversified Investment Advisors, TAM’s affiliate, should contact Diversified at 1-800-755-5801 for additional information.
Buying Shares
Shares of the funds are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans, and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information. Shares of the funds are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments.
Shares are purchased at the net asset value per share (“NAV”) without a sales charge. The funds reserve the right to reject any purchase orders at any time.
You may purchase shares in a fund through the transfer agent directly or by authorizing your retirement plan to purchase shares on your behalf. Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank and made payable to Transamerica Funds Services and mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.
If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to the address above.
See your plan administrator, recordkeeper, or authorized financial intermediary, to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the funds with monies withdrawn from those fixed investment options.
The minimum initial investment is $5,000. The funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
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Selling Shares
On any day the New York Stock Exchange is open for business, you may sell (redeem) all or a portion of your shares. Shares are redeemed at NAV, without a sales charge.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.
Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.
Requests to redeem shares should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The funds reserve the right to modify the telephone redemption privilege at any time.
Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and will generally result in taxable gain or loss in a non-tax-sheltered account.
Each fund reserves the right to delay delivery of your redemption proceeds up to 7 days.
Participants in a retirement plan or IRA program should obtain redemption instructions from their plan administrator, recordkeeper, or authorized financial intermediary.
A signature guarantee is required for the following:
•	any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;
•	any redemption by mail if the proceeds are to be wired to a bank;
•	any redemption request for more than $50,000; and
•	requests to transfer registration of shares to another owner.
At the funds’ discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.
Shareholder Services And Policies
Exchanges
You may exchange all or a portion of your shares in a fund for shares of any other available fund. To make exchanges, please follow the procedures for sales described above under “How to Sell Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one fund and purchase of shares of another, and will generally result in taxable gain or loss in a non-tax-sheltered account.
Redemption Proceeds
The funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.
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Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.
Involuntary Redemptions
If your account balance falls below $1,000 as a result of a redemption or exchange, including solely due to declines in NAV, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.
Telephone or Internet Transactions
You may initiate redemptions and exchanges by telephone or via internet. The funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the person are followed. During periods of extreme market volatility or activity, severe weather or abnormal circumstances, it may be difficult for you to reach a representative of the funds by telephone or via internet. In that case, please consider an alternative transaction method.
Address Changes
To change the address on your account contact your plan administrator, recordkeeper, or authorized financial intermediary or call 1-888-233-4339. You may also send a written request signed by all account owners. Include the name of your fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator, recordkeeper, or authorized financial intermediary or call 1-888-233-4339. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.
Statements and Reports
The funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors early each year.
Financial reports for the funds will be mailed semiannually to all shareholders.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
The funds rely primarily on the retirement plan recordkeepers and administrators that make the funds available to retirement plans and their participants (including recordkeepers affiliated with TAM) to monitor market timing and excessive trading by plan participants. The funds seek periodic certifications from these retirement plan recordkeepers that they have policies and procedures in place designed to monitor and prevent market timing and excessive trading activity by plan participants and that they will use their best efforts to prevent market timing and excessive trading activity that appears to be in contravention of the funds’ policies on market timing or excessive trading as disclosed in this prospectus. The funds also may instruct retirement plan recordkeepers from time to time to scrutinize purchases, including purchases in connection with exchange transactions that
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exceed a certain size. Each fund reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or excessive trading by a plan participant or by accounts of plan participants under common control (for example, related plan participants, or a financial adviser with discretionary trading authority over multiple accounts). The funds apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Reallocations in underlying funds by an asset allocation fund in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Investment Policy and Other Changes
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request in good order by the transfer agent.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
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The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
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Distribution Of Shares
Distributor
Transamerica Capital, Inc. (“ TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237 underwrites and distributes fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment adviser and the funds.
Distribution Plan
Each fund (other than the Asset Allocation funds) has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”).
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
•	Each fund - Up to 0.25%
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate or a sub-adviser or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, TAM, the sub-adviser or their affiliates, as applicable. Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These payments are often referred to as “revenue sharing payments.” The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares. The recipients of such payments may include a fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a fund, or employee benefit plans that include the fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a fund, or to include the fund as an investment option, in lieu of another investment. TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. The Distributor and its affiliates may receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities. Investors should contact their financial intermediary for details about revenue sharing payments it may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.
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Distributions and Taxes
Dividends and Distributions
Each fund will distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually. Each fund generally pays any dividends from net investment income quarterly.
If necessary, each fund may make distributions at other times as well.
Taxes on Distributions in General
Taxable income consists generally of net investment income and any capital gains.
Although a fund will not generally have to pay income tax on amounts it distributes to shareholders, shareholders who are otherwise subject to federal income tax will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” will be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you are otherwise subject to U.S. federal income tax and you buy shares of a fund shortly before it makes a distribution, the distribution will be generally taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”
Retirement plans that invest in a fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a fund or redemptions or exchanges of shares of a fund. Participants in these retirement plans will be taxed when they take distributions from the plan in accordance with Internal Revenue Code rules.
Taxes on the Sale or Exchange of Shares
If you are otherwise subject to U.S. federal income taxes, and you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
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Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Some distributions paid in January may be taxable to you as if they had been paid the previous December.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.
The backup withholding rate is 28%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains or exempt-interest dividends) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a non-U.S. person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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FINANCIAL HIGHLIGHTS
[To be updated in a subsequent filing]
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Notice of Privacy Policy
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Partners Funds
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated May 1, 2013, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the SEC. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these funds, call or write to Transamerica Partners Funds at the phone number or address above or visit Transamerica Partners Funds’ website at www.transamericapartners.com. In the Transamerica Partners Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
www.transamericapartners.com
The Investment Company Act File Numbers for Transamerica Partners Funds Group and Transamerica Asset Allocation Funds are 811-07674 and 811-07495

Transamerica Partners Funds Group
Transamerica Asset Allocation Funds
Transamerica Partners Institutional Funds Group
Transamerica Institutional Asset Allocation Funds
Statement of Additional Information
May 1, 2013
570 Carillon Parkway
St. Petersburg, Florida 33716
Customer Service (888) 233-4339 (toll free)
Fund	Ticker
Transamerica Partners Balanced	DVIBX
Transamerica Partners Core Bond	DVGCX
Transamerica Partners High Quality Bond	DVHQX
Transamerica Partners High Yield Bond	DVHYX
Transamerica Partners Inflation-Protected Securities	DVIGX
Transamerica Partners International Equity	DVIEX
Transamerica Partners Large Core	DVGIX
Transamerica Partners Large Growth	DVEGX
Transamerica Partners Large Value	DVEIX
Transamerica Partners Mid Growth	DVMGX
Transamerica Partners Mid Value	DVMVX
Transamerica Partners Money Market	DVMKX
Transamerica Partners Small Core	DVPEX
Transamerica Partners Small Growth	DVSGX
Transamerica Partners Small Value	DVSVX
Transamerica Partners Stock Index	DSKIX
Transamerica Asset Allocation – Intermediate Horizon	DVMSX
Transamerica Asset Allocation – Intermediate/Long Horizon	DVASX
Transamerica Asset Allocation – Long Horizon	DVLSX
Transamerica Asset Allocation – Short Horizon	DVCSX
Transamerica Asset Allocation – Short/Intermediate Horizon	DVSIX

Transamerica Partners Institutional Balanced	DIBFX
Transamerica Partners Institutional Core Bond	DICBX
Transamerica Partners Institutional High Quality Bond	DIHQX
Transamerica Partners Institutional High Yield Bond	DIHYX
Transamerica Partners Institutional Inflation-Protected Securities	DIIGX
Transamerica Partners Institutional International Equity	DIIEX
Transamerica Partners Institutional Large Core	DIGIX
Transamerica Partners Institutional Large Growth	DIEGX
Transamerica Partners Institutional Large Value	DIVIX
Transamerica Partners Institutional Mid Growth	DIMGX
Transamerica Partners Institutional Mid Value	DIMVX
Transamerica Partners Institutional Money Market	DFINX
Transamerica Partners Institutional Small Core	DISEX
Transamerica Partners Institutional Small Growth	DISGX
Transamerica Partners Institutional Small Value	DIVSX
Transamerica Partners Institutional Stock Index	DISFX
Transamerica Institutional Asset Allocation – Intermediate Horizon	DIIHX
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	DILHX
Transamerica Institutional Asset Allocation – Long Horizon	DILSX
Transamerica Institutional Asset Allocation – Short Horizon	DISHX
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	DIHSX
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated May 1, 2013, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the above address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the above address or telephone number.
The Annual Reports contain financial statements that are incorporated herein by reference.

Description of the Trusts
Shares of Transamerica Partners Funds Group (the “Transamerica Partners Trust”) and Transamerica Partners Funds Group II (the “Transamerica Partners Institutional Trust”) (each a “Trust” and, together with the Transamerica Partners Trust, the “Trusts”), each an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) are each currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each Trust may create additional series and classes from time to time.
Each of the Transamerica Partners Trust and Transamerica Partners Institutional Trust are business trusts organized under the laws of the Commonwealth of Massachusetts. Transamerica Partners Trust was organized on April 23, 1993. Transamerica Partners Institutional Trust was organized on January 5, 1996.
Prior to May 1, 2008, the Transamerica Partners Trust’s name was Diversified Investors Funds Group. Prior to May 1, 2008, the Transamerica Partners Institutional Trust’s name was Diversified Investors Funds Group II.
During the last five years, none of the fund’s names have changed.
For certain purposes in this SAI, the series of the Trusts are grouped as follows:
Money Market Funds	Transamerica Partners Money Market Transamerica Partners Institutional Money Market
Bond Funds	Transamerica Partners Core Bond
Transamerica Partners High Quality Bond
Transamerica Partners High Yield Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners Institutional Inflation-Protected Securities
Balanced Funds	Transamerica Partners Balanced Transamerica Partners Institutional Balanced
Asset Allocation Funds	Transamerica Asset Allocation – Intermediate Horizon
Transamerica Asset Allocation – Intermediate/Long Horizon
Transamerica Asset Allocation – Long Horizon
Transamerica Asset Allocation – Short Horizon
Transamerica Asset Allocation – Short/Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon
Transamerica Institutional Asset Allocation – Long Horizon
Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Stock Funds	Transamerica Partners International Equity
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Mid Growth
Transamerica Partners Mid Value
Transamerica Partners Small Core
Transamerica Partners Small Growth
Transamerica Partners Small Value
Transamerica Partners Stock Index
Transamerica Partners Institutional International Equity
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Stock Index

Underlying Portfolios
Each of the Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying master fund (called a “portfolio”) having the same investment objectives and policies as the applicable Transamerica Partners Fund and Transamerica Partners Institutional Fund. The funds and their corresponding portfolios are set forth below.
Fund	Portfolio
Transamerica Partners Balanced and Transamerica Partners Institutional Balanced	Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond and Transamerica Partners Institutional Core Bond	Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond and Transamerica Partners Institutional High Quality Bond	Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond and Transamerica Partners Institutional High Yield Bond	Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities and Transamerica Partners Institutional Inflation-Protected Securities	Transamerica Partners Inflation-Protected Securities Portfolio
Transamerica Partners International Equity and Transamerica Partners Institutional International Equity	Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core and Transamerica Partners Institutional Large Core	Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth	Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value and Transamerica Partners Institutional Large Value	Transamerica Partners Large Value Portfolio
Transamerica Partners Mid Growth and Transamerica Partners Institutional Mid Growth	Transamerica Partners Mid Growth Portfolio
Transamerica Partners Mid Value and Transamerica Partners Institutional Mid Value	Transamerica Partners Mid Value Portfolio
Transamerica Partners Money Market and Transamerica Partners Institutional Money Market	Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core and Transamerica Partners Institutional Small Core	Transamerica Partners Small Core Portfolio
Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth	Transamerica Partners Small Growth Portfolio
Transamerica Partners Small Value and Transamerica Partners Institutional Small Value	Transamerica Partners Small Value Portfolio
Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index	S&P 500 Stock Master Portfolio

Transamerica Partners Funds Group is a Massachusetts business trust whose shares currently are divided into separate series of shares, or funds. Each of the Transamerica Partners Balanced, Transamerica Partners Core Bond, Transamerica Partners High Quality Bond, Transamerica Partners High Yield Bond, Transamerica Partners Inflation-Protected Securities, Transamerica Partners International Equity, Transamerica Partners Large Core, Transamerica Partners Large Growth, Transamerica Partners Large Value, Transamerica Partners Mid Growth, Transamerica Partners Mid Value, Transamerica Partners Money Market, Transamerica Partners Small Core, Transamerica Partners Small Growth, Transamerica Partners Small Value, Transamerica Partners Stock Index, and each of the Transamerica Institutional Asset Allocation Funds, is a series of Transamerica Partners Funds Group. Transamerica Partners Funds Group II is a Massachusetts business trust whose shares currently are divided into separate series of shares, or funds. Each of the Transamerica Partners Institutional Balanced, Transamerica Partners Institutional Core Bond, Transamerica Partners Institutional High Quality Bond, Transamerica Partners Institutional High Yield Bond, Transamerica Partners Institutional Inflation-Protected Securities, Transamerica Partners Institutional International Equity, Transamerica Partners Institutional Large Core, Transamerica Partners Institutional Large Growth, Transamerica Partners Institutional Large Value, Transamerica Partners Institutional Mid Growth, Transamerica Partners Institutional Mid Value, Transamerica Partners Institutional Money Market, Transamerica Partners Institutional Small Core, Transamerica Partners Institutional Small Growth, Transamerica Partners Institutional Small Value, Transamerica Partners Institutional Stock Index and each of the Transamerica Asset Allocation Funds, is a series of Transamerica Partners Funds Group II. Currently, 21 funds are series of Transamerica Partners Funds Group and 21 funds are series of Transamerica Partners Funds Group II. This SAI relates to the shares of each fund listed on the first page hereof and includes information which may be of interest to shareholders but which is not necessarily included in each fund’s Prospectus.
All references in this SAI to one of these funds include the fund’s underlying portfolio, unless otherwise noted. Each of the Asset Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds.
Each of the portfolios (except the S&P 500 Stock Master Portfolio) is a series of Transamerica Partners Portfolios (the “Portfolio Trust”). The S&P 500 Stock Master Portfolio is a series of Master Investment Portfolio. Transamerica Partners Portfolios and Master Investment Portfolio together are referred to as the “Portfolio Trusts.”
Standard & Poor’s does not sponsor the S&P 500 Stock Master Portfolio, nor is it affiliated in any way with the portfolio, BlackRock Fund Advisors or the S&P 500 Stock Master Portfolio. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc.
The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the S&P 500 Stock Master Portfolio.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) is the investment adviser for each fund and each portfolio (except the S&P 500 Stock Master Portfolio). BlackRock Fund Advisors (“BFA”) is the investment adviser of the S&P 500 Stock Master Portfolio.
Each fund is diversified, except for the Asset Allocation Funds, which are non-diversified.
For certain purposes herein, the portfolios are grouped as follows:
Money Market Portfolio: Transamerica Partners Money Market Portfolio
Bond Portfolios: Transamerica Partners High Quality Bond Portfolio; Transamerica Partners Inflation-Protected Securities Portfolio; Transamerica Partners Core Bond Portfolio and Transamerica Partners High Yield Bond Portfolio
Balanced Portfolio: Transamerica Partners Balanced Portfolio
Stock Portfolios: Transamerica Partners Large Value Portfolio; Transamerica Partners Large Core Portfolio; Transamerica Partners Large Growth Portfolio; Transamerica Partners Mid Value Portfolio; Transamerica Partners Mid Growth Portfolio; Transamerica Partners Small Value Portfolio; Transamerica Partners Small Core Portfolio; Transamerica Partners Small Growth Portfolio and Transamerica Partners International Equity Portfolio
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in the prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in the prospectus in the section entitled “Investment Policy Changes,” each fund’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Trustees without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies

Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Funds and Portfolios (other than the S&P 500 Stock Master Portfolio)
Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a portfolio, the fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law.
Whenever an Asset Allocation Fund is requested to vote on a fundamental policy of an underlying fund, the Asset Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying fund.
Each fund or portfolio, (for purposes of this section, each a “fund”), as applicable, has adopted the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), the SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies:
The following provides additional information about each fund's fundamental investment policies. This information does not form part of the funds' fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Under the policy, Transamerica Money Market may invest without limitation in obligations issued by banks. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
Certain funds have adopted the following non-fundamental policies, which may be changed by the Board of Trustees of the Portfolio Trust or the Trusts, as relevant, without shareholder approval.
Each fund (other than the Asset Allocation funds and the Stock Index Funds) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Each portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
S&P 500 Stock Master Portfolio
Fundamental Policies
As a matter of fundamental policy, the S&P 500 Stock Master Portfolio may not:
(1)	Purchase the securities of any single issuer if, as a result, with respect to 75% of the portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.
(2)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
(3)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(4)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
(5)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(6)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the portfolio shall not constitute an underwriting for purposes of this paragraph.
(7)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the portfolio’s investments in that industry would equal or exceed 25% of the current value of the portfolio’s total assets, provided that this restriction does not limit the portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the portfolio reserves the right to concentrate in any industry in which the index that the portfolio tracks becomes concentrated to approximately the same degree during the same period.
(8)	Purchase securities on margin, but the portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-Fundamental Policies
The S&P 500 Stock Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:
(1)	The portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the portfolio.
(2)	The portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
(3)	The portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.
(4)	The portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.
The non-fundamental policies (1) through (4) may be changed by the Board of Trustees of the Master Investment Portfolio at any time without shareholder approval.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in the prospectus. This section further explains policies and strategies utilized by the funds. Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Each fund also has its own fees and expenses. Please refer to your specific fund’s information in the fund’s prospectus and this SAI for the information concerning your fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.
The Stock Index Funds, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”), money market and other short-term instruments and S&P 500 Index futures.
Recent Market Events
The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and other changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes and the practical implications for market participants may not be fully known for some time.
Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund’s investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to taxable shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “ reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “ over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’ s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated certificates of deposit, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit (“CDs”) are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“ FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“ State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
The funds have established certain minimum credit quality standards for bank obligations in which they invest.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a tax on the fund, each fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
The funds will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Although the interest paid on municipal securities is generally excluded from gross income, a fund’s distributions of interest paid on municipal securities will be taxable to shareholders unless the fund reports the distributions as exempt-interest dividends. Exempt-interest dividends may be taken into account for purposes of the federal individual and corporate alternative minimum tax (“AMT”).
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the AMT. Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s exempt-interest dividends are derived from interest on private activity bonds. Although exempt-interest dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “ current earnings” adjustment item for purposes of the federal corporate AMT, exempt-interest dividends derived from interest income on municipal obligations issued in 2009 and 2010 generally are not included in the current earnings adjustment.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “ non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
The term of a GIC will be 13 months or less.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•	A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
•	A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•	Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.
•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.
•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.
•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.
•	Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.
•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
•	Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.
•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs” ) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’ s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;

participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Other Investments
Illiquid Securities
An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the fund’s books. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the funds’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign investment funds or trusts called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, each fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. A fund will be required to distribute each year any resulting income even though it has not actually sold the security and received cash to pay such distributions. A fund might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a fund’s expenses could be allocated and to reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Master Limited Partnerships
Master Limited Partnership (“ MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares: I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units: i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-shares generally are not taxable events for the MLP affiliate and the holder of the I-shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies: Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Exchange-Traded Funds (“ ETFs”): ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “ short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Reverse Repurchase Agreements: A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy’s the fund’ s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund’s investment restrictions and policies, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “ Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
No fund enters into any portfolio security lending arrangements having a duration longer than one year.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
A sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each fund may be disposed of when they are no longer deemed suitable.
Historical turnover rates are included in the Financial Highlights tables in each prospectus.
[The following portfolios had a significant variation in their portfolio turnover rates over the two most recently completed fiscal years.]
[To be updated in a subsequent filing]
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. Each Board of Trustees has adopted formal procedures governing compliance with these policies.

The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The funds publish all holdings on their website at www.transamericapartners.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.
Each month, Transamerica Partners Money Market and Transamerica Partners Institutional Money Market file a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Partners Money Market and Transamerica Partners Institutional Money Market is posted each month to the portfolios’ website in accordance with Rule 2a-7(c)(12) under the 1940 Act.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following entities at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:
Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
Morningstar Associates, LLC	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•	Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•	Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•	Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•	Funds of ETFs – For any fund whose investments consist solely of shares of ETFs, no sooner than 10 days after the end of a month the names of the ETFs held as of the end of that month and the percentage of the fund’s net assets held in each ETF as of the end of that month.
The Board and an appropriate officer of the Investment Adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
BlackRock Fund Advisors
The S&P 500 Stock Master Portfolio’s Board of Trustees has adopted a policy regarding the disclosure of the portfolio’s portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of the portfolio’s interestholders; (b) does not put the interests of BFA, the portfolio’s distributor, or any affiliated person of the portfolio, BFA or the portfolio’s distributor, above those of portfolio interestholders; (c) does not advantage any current or prospective portfolio interestholders over any other current or prospective portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the portfolio) limiting the use of such information are in effect. None of the portfolio, BFA, or BTC reserve any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.
Service Providers: Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of BFA who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of BFA and the Master Portfolio’s service providers, such as BTC and State Street Bank and Trust Company (“State Street”), who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of its current registration statement. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker dealers affiliated with BTC, in connection with managing the Master Portfolio’s assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of its current registration statement.
From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Master Portfolio’s Trustees; the auditors of the Master Portfolios; counsel to the Master Portfolios, and counsel to the Trustees who are not “interested persons” of the Master Portfolios (as such term is defined in the 1940 Act) (the “ Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2012, of all such persons and entities with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2013 are not reflected.
Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Master Portfolios believe provide an adequate safeguard for such information.
Third-Party Feeder Funds: The Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BFA that invest in the Master Portfolio (each, a “third-party feeder fund”) as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Master Portfolio’s policy described herein), and none of BFA, BTC or the Board of Trustees of the Master Portfolio’s exercises control over any third-party feeder fund’s policies. The following is a list, as of March 31, 2012, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: BB&T Equity Index Funds, BB&T Funds, BE Creative, Inc., BISYS Fund Services Limited Partnership, Transamerica Partners Institutional Stock Index Fund, Transamerica Partners Funds Group, Diversified Investors Securities Corp., Homestead Funds, Inc., State Farm S&P 500 Index Fund, State Farm Mutual Fund Trust, and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2012 are not reflected.
BFA, BTC and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings: The Master Portfolio will disclose its complete portfolio holdings schedule in public filings with the Securities and Exchange Commission on a quarterly basis, based on the Portfolio’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.
Other Public Disclosure: A Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2013, of all such persons and entities with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Micropal (monthly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2013 are not reflected.
Approved Recipients: The Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy. The Boards of Trustees of the Master Portfolios review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Master Portfolio’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.
Commodity Exchange Act Registration
The Investment Adviser has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to Transamerica Commodity Strategy, Transamerica Global Macro and Transamerica Managed Futures Strategy (along with their respective subsidiaries). However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC” ) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements with respect to these funds, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association rules, the funds may incur additional compliance and other expenses.
The Investment Adviser relies on CFTC Rule 4.7 with respect to Transamerica Commodity Strategy, Transamerica Global Macro and Transamerica Managed Futures Strategy (along with their respective subsidiaries), which relieves the Investment Adviser from certain CFTC recordkeeping, reporting and disclosure requirements.
In addition, the Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for Transamerica Tactical Allocation, Transamerica Tactical Income and Transamerica Tactical Rotation and therefore has not yet determined whether it is subject to registration or regulation as a CPO under the CEA with respect to these funds. This relief is expected to expire six months after the CFTC issues further guidance addressing the application of CFTC Regulation 4.5, an exclusion from the CPO definition, to managers of certain funds of funds. When the temporary relief expires, to the extent the Trust, on behalf of these funds, is not otherwise eligible to claim reliance on CFTC Regulation 4.5, the funds may incur additional compliance and other expenses, as noted above.
The remaining funds are operated by the Investment Adviser pursuant to an exclusion from registration as a CPO with respect to such funds under the CEA, and therefore, are not subject to registration or regulation with respect to the funds under the CEA. These funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
The funds and the Investment Adviser are continuing to analyze the effect of these rules changes on the funds.
Commodity Exchange Act Registration
The Investment Adviser has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to Transamerica Commodity Strategy, Transamerica Global Macro and Transamerica Managed Futures Strategy (along with their respective subsidiaries). However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC” ) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements with respect to these funds, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association rules, the funds may incur additional compliance and other expenses.
The Investment Adviser relies on CFTC Rule 4.7 with respect to [_____], which relieves the Investment Adviser from certain CFTC recordkeeping, reporting and disclosure requirements.
In addition, the Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for [_____] and therefore has not yet determined whether it is subject to registration or regulation as a CPO under the CEA with respect to these funds. This relief is expected to expire six months after the CFTC issues further guidance addressing the application of CFTC Regulation 4.5, an exclusion from the CPO definition, to managers of certain funds of funds. When the temporary relief expires, to the extent the Trust, on behalf of these funds, is not otherwise eligible to claim reliance on CFTC Regulation 4.5, the funds may incur additional compliance and other expenses, as noted above.

The remaining funds are operated by the Investment Adviser pursuant to an exclusion from registration as a CPO with respect to such funds under the CEA, and therefore, are not subject to registration or regulation with respect to the funds under the CEA. These funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
The funds and the Investment Adviser are continuing to analyze the effect of these rules changes on the funds.

Management of the Trusts
Each of the Transamerica Partners Money Market, Bond, Balanced and Stock Funds and the Transamerica Institutional Asset Allocation Funds is supervised by the Board of Trustees of the Transamerica Partners Trust. Each of the Transamerica Partners Institutional Money Market, Bond, Balanced and Stock Funds and the Transamerica Asset Allocation Funds is supervised by the Board of Trustees of the Transamerica Partners Institutional Trust. Each portfolio other than the S&P 500 Stock Master Portfolio is supervised by the Board of Trustees of Transamerica Partners Portfolios. The S&P 500 Stock Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.
Board Members and Officers
The Board Members and executive officers of each Trust are listed below.
Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.
The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 162 funds as of the date of this SAI.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.
The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.
Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG,
TPFG II and TAAVF
(January 2012 – present);
Consultant, AEGON USA
(2010 – present);
Senior Advisor, Lovell Minnick Equity Partners (2010 – present);
Retired (2010 – present); and
			Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).	[ ]	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	[ ]	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill	Lead	Since 2007	Principal, Advisor Network	[ ]	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER —continued
Leo J. Hill (continued)(1956)	Independent Board Member	Solutions, LLC (business consulting) (2006 – present);
Board Member, TST
(2001 – present);
Board Member, Transamerica Funds and TIS (2002 – present);
Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);
Market President, Nations Bank of Sun Coast Florida (1998 – 1999);
Chairman, President and Chief
Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);
Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and
Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);
Board Member, TII (2009 – 2010);
Managing Director, Hilton Capital (2010 – present);
Principal, Maxam Capital Management, LLC (2006 – 2008);
and
			Principal, Cobble Creek Management LP (2004 – 2006).	[ ]	N/A
Russell A. Kimball, Jr. (1944)	Board Member	2007	General Manager, Sheraton Sand Key Resort (1975 – present);
Board Member, TST
(1986 – present);
Board Member, Transamerica Funds, (1986 – 1990),
(2002 – present);
Board Member, TIS
(2002 – present);
			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	[ ]	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER —continued
Russell A. Kimball, Jr. (continued)			and Board Member, TII (2008 – 2010).
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration)
(2008 – present);
Self-employed consultant
(2006 – present);
Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer)
(2011 – present);
President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);
Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);
Board Member, Transamerica Funds, TST and TIS
(2007 – present);
Board Member, TII (2008 – 2010); and
			President, International Fund Services (alternative asset administration) (1993 – 2005).	[ ]	N/A
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present);
Board Member, Transamerica Funds, TST and TIS
(2006 – present);
Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
Director, Aspire Resources Inc. (formerly, Iowa Student Loan Service Corporation)
(2006 – present);
Director, League for Innovation in the Community Colleges
(1985 – 2005);
Director, Iowa Health Systems (1994 – 2003);
Director, U.S. Bank (1985 – 2006);
and
			President, Kirkwood Community College (1985 – 2005).	[ ]	Buena Vista University Board of Trustees (2004 – present)
Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 – present); Board Member, TPFG, TPFG II	[ ]	Board of Governors,

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER —continued
Joyce G. Norden (continued)	and TAAVF (1993 – present);
Board Member, TPP
(2002 – present);
Board Member, Transamerica Funds, TST and TIS
(2007 – present);
Board Member, TII (2008 – 2010);
and
			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).		Reconstructionist Rabbinical College (2007 – present)
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present);
President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);
Board Member, Transamerica Funds, TST and TIS
(2007 – present);
Board Member, TII (2008 – 2010);
Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);
Trustee, Chair of Finance Committee and Chair of Nominating Committee
(1987 – 1996), Bryant University;
Vice President, American Express (1987 – 1989);
Vice President, The Equitable (1986 – 1987); and
			Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986)	[ ]	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander and Fischer, LLP (2008 – present);
Retired (2004 – 2008);
Board Member, TST and TIS
(2004 – present);
Board Member, Transamerica Funds (2005 – present);
Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
Employee, RBC Dain Rauscher (securities dealer) (2004);
Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and
				[ ]	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER —continued
John W. Waechter (continued)			Treasurer, The Hough Group of Funds (1993 – 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012	Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF
(2012 – present);
Senior Vice President and Chief Investment Officer, Alternative Investments (2012 – present), TAM;
Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 –2012); and
Managing Director, Bear Stearns Asset Management (2001 – 2009).
Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);
Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Vice President, General Counsel and Secretary, TII, (2006 – 2010);
Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);
Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);
Assistant Vice President, TCI (2007 – present);
Director, Deutsche Asset Management (1998 – 2006); and
Corporate Associate, Ropes & Gray LLP
(1995 – 1998).
Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012	Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Senior Vice President and Chief Investment Officer, Asset Allocation (2012 – present), TAM;
Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Todd R. Porter (continued)			Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).
Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds, TST and TIS;
Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);
Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;
Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;
Director, TFS (2005 – present); and
Assistant Vice President, Raymond James & Associates (1999 – 2004).
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010	Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer
(2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;
Vice President, TAM and TFS (2009 – present);
Director, Fund Administration, TIAA-CREF
(2007 – 2009); and
Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF
(2010 – present);
Vice President and Senior Counsel, TAM and TFS (2007 – present);
Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and
Associate, Dechert, LLP (1999 – 2004).
Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);
Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);
Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);
Senior Compliance Officer, TAM (2007 – present); and
Director, Institutional Services, Rydex Investments (2002 – 2007).
Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010);

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Sarah L. Bertrand (continued)	Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);
Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and
Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); Vice President and Senior Counsel, TAM (2008 – present);

*	Elected and serves at the pleasure of the Board of each Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trusts, except for the Chief Compliance Officer, receives any compensation from the Trusts.
Each of the Board Members, other than Mr. Jennings, Mr. Swank and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Swank and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009. Mr. Swank and Mr. Warrick joined the Board in 2012.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Swank and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’ s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Swank and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Swank, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Swank, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently does not have a Chair, although it expects to appoint a new Chair at a later date. As noted above, the Board has a Lead Independent Board Member.

Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with management to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of each Trust, oversees the quality and integrity of the financial statements of each Trust, approves, prior to appointment, the engagement of each Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2012, the Audit Committee met [ ] times and the Nominating Committee met [ ] times.
Trustees of Master Investment Portfolio
The Board of Trustees consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of BlackRock Fund III as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Master Investment Portfolio (“MIP”) is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
The Board of Trustees has overall responsibility for the oversight of the S&P 500 Stock Master Portfolio. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of MIP management, in executive session or with other service providers to the S&P 500 Stock Master Portfolio. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
The Board has engaged BFA to manage the S&P 500 Stock Master Portfolio on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the S&P 500 Stock Master Portfolio and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the MIP’s charter, and the S&P 500 Stock Master Portfolio’s investment objectives and strategies. The Board reviews, on an ongoing basis, the S&P 500 Stock Master Portfolio’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the S&P 500 Stock Master Portfolio.
Day-to-day risk management with respect to the S&P 500 Stock Master Portfolio is the responsibility of BFA or of subadvisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The S&P 500 Stock Master Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the subadvisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the S&P 500 Stock Master Portfolio. Risk oversight forms part of the Board’s general oversight of the S&P 500 Stock Master Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the S&P 500 Stock Master Portfolio, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the S&P 500 Stock Master Portfolio and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the S&P 500 Stock Master Portfolio’s activities and associated risks.
The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the S&P 500 Stock Master Portfolio’s compliance program and reports to the Board regarding compliance matters for the S&P 500 Stock Master Portfolio and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of MIP’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the S&P 500 Stock Master Portfolio; (3) review the conduct and results of each independent audit the S&P 500 Stock Master Portfolio’s financial statements; (4) review any issues raised by the independent auditors or MIP management regarding the accounting or financial reporting policies and practices of the S&P 500 Stock Master Portfolio and the internal controls of the S&P 500 Stock Master Portfolio and certain service providers; (5) oversee the performance of the S&P 500 Stock Master Portfolio’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with MIP management its policies regarding risk assessment and risk management as such matters relate to the S&P 500 Stock Master Portfolio’s financial reporting and controls and (7) resolve any disagreements between BlackRock Funds III management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2012, the Audit Committee met [__] times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the MIP and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by S&P 500 Stock Master Portfolio shareholders as it deems appropriate. S&P 500 Stock Master Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of the MIP that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2012, the Governance Committee met [__] times.
The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the S&P 500 Stock Master Portfolio-related activities of BlackRock and BlackRock and the MIP’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the MIP and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning the MIP compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the MIP’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2012, the Compliance Committee met [__] times.
The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the S&P 500 Stock Master Portfolio’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the S&P 500 Stock Master Portfolio’s investment objectives, policies and practices and the S&P 500 Stock Master Portfolio’s investment performance; (2) review personnel and resources devoted to management of the S&P 500 Stock Master Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2012, the Performance Oversight Committee met [__] times.
The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2012, the Executive Committee did not hold a formal meeting.
The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the MIP and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the MIP’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the MIP and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.

Name and Age	Position(s) Held With The Trust	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees(1)
David O. Beim(3) (72)	Trustee	2009 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991;
Trustee, Phillips Exeter Academy since 2002;
			Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 105 Portfolios	None
Ronald W. Forbes(4) (72)	Trustee	2009 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 105 Portfolios	None
Dr. Matina S. Horner(5) (73)	Trustee	2009 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 105 Portfolios	NSTAR (electric and gas utility)
Rodney D. Johnson(4) (71)	Trustee	2009 to present	President, Fairmont Capital Advisors, Inc. since 1987;
Director, Fox Chase Cancer Center from 2004 to 2011;
Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003;
			Director, The Committee of Seventy (civic) since 2006.	33 RICs consisting of 105 Portfolios	None
Herbert I. London (73)	Trustee	2009 to present	Professor Emeritus, New York University since 2005;
John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005;
President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee thereof since 1980;
Chairman of the Board of Trustees for Grantham University since 2006;
Director, InnoCentive, Inc. (strategic solutions company) since 2005;
				33 RICs consisting of 105 Portfolios	AIMS Worldwide, Inc. (marketing)

Name and Age	Position(s) Held With The Trust	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees(1) —continued
Herbert I. London (continued)			Director of Cerego, LLC (software development and design) since 2005. Director, Cybersettle (dispute resolution technology) since 2009.
Cynthia A. Montgomery (60)	Trustee	2009 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing from 2005 to 2010	33 RICs consisting of 105 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt, Jr.(6) (65)	Trustee	2009 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008;
Director, Jones and Brown (Canadian insurance broker) since 1998;
General Partner, Thorn Partner, LP (private investment) since 1998;
Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008;
Greenlight Capital Re, Ltd (reinsurance company);
			Director of WQED Multi-media (public broadcasting not-for-profit) since 2001	33 RICs consisting of 105 Portfolios	Greenlight, Capital Re, Ltd (reinsurance company); WQED Multi-media (public broadcasting not-for-profit)
Robert C. Robb, Jr. (74)	Trustee	2009 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 105 Portfolios	None
Toby Rosenblatt(7) (74)	Trustee	2009 to present	President, Founders Investments Ltd. (private investments) since 1999;
Director, College Access Foundation of California (philanthropic foundation) since 2009;
Director, Forward Management, LLC since 2007;
			Director, the James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 105 Portfolios	A.P. Pharma Inc. (specialty pharmaceuticals)
Kenneth L. Urish(8) (61)	Trustee	2009 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976;	33 RICs consisting of 105 Portfolios	None

Name and Age	Position(s) Held With The Trust	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees(1) —continued
Kenneth L. Urish(8) (continued)	Chairman of the Professional ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007;
Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001;
Trustee, The Holy Family Foundation from 2001 to 2010;
President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008;
Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter (64)	Trustee	2009 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005;
Director, Alkon Corporation (pneumatics) since 1992;
Director, Indotronix International (IT services) from 2004 to 2008;
			Director Tippman Sports (recreation) since 2005.	33 RICs consisting of 105 Portfolios	None
Interested Trustees(1),(9)
Paul L. Audet (59)	Trustee	2011 to present	Senior Managing Director, BlackRock, Inc. and Head of BlackRock’s Real Estate business from 2008 to 2011;
Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008;
Head of BlackRock’s Global Cash Management business from 2005 to 2010;
Acting Chief Financial Officer of BlackRock from 2007 to 2008;
				159 RICs consisting of 282 Portfolios	None

Name and Age	Position(s) Held With The Trust	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees(1),(9) —continued
Paul L. Audet (continued)			Chief Financial Officer of BlackRock from 1998 to 2005.
Henry Gabbay (65)	Trustee	2009 to present	Consultant, BlackRock, Inc. from 2007 to 2008;
Managing Director, BlackRock, Inc. from 1989 to 2007;
Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007;
			President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	157 RICs consisting of 282 Portfolios	None

(1)	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
(2)	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust's Board. As a result, although the chart shows the Independent Trustees as joining the Trust's Board in 2009, each Independent Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
(3)	Chair of the Performance Oversight Committee.
(4)	Co-Chair of the Board of Trustees.
(5)	Chair of the Governance Committee.
(6)	Chair of the Compliance Committee.
(7)	Vice Chair of the Performance Oversight Committee.
(8)	Chair of the Audit Committee.
(9)	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.
Officers
Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during the past five years.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Trust Officers(1)
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009;
Global Head of BlackRock Fund Administration since 2009;
Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009;
Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009;
Director of Goldman Sachs Offshore Funds from 2002 to 2009;
			Director of Family Resource Network (charitable foundation) since 2009.	62 RICs consisting of 187 Portfolios	Family Resource Network (charitable foundation)
Richard Homer, CFA 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005	24 RICs consisting of 90 portfolios
Brendan Kyne 1977	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010;
Director of BlackRock, Inc. from 2008 to 2009;
Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009;
			Vice President of BlackRock, Inc. from 2005 to 2008.	157 RICs consisting of 282 Portfolios	None
Simon Mendelson 1964	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2005;
Co-head of Global Cash and Securities Lending Group since 2010;
			Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007	24 RICs consisting of 90 Portfolios	None

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Simon Mendelson (continued)			to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005
Christopher Stavrakos, CFA 1959	Vice President	2009 to present	Managing director of BlackRock, Inc. since 2006;
Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006;
			Senior Vice President, CIO and Director of Liability Management for the Securities Lending Group at Mellon bank from 1999 to 2006.	24 RICs consisting of 90 Portfolios	None
Neal J. Andrews 1966	Chief Financial Officer and Assistant Treasurer	2009 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	157 RICs consisting of 282 Portfolios	None
Jay M. Fife 1970	Treasurer	2009 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006;
			Director of MLIM Fund Services Group from 2001 to 2006.	157 RICs consisting of 282 Portfolios	None
Brian P. Kindelan 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2009 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	157 RICs consisting of 282 Portfolio	None

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Ira P. Shapiro(2) 55 East 52nd Street New York, NY 10055 1963	Secretary	2010 to present	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.	161 RICs consisting of 549 Portfolios	None

(1)	Officers of the Trust serve at the pleasure of the Board of Trustees.
(2)	Ira P. Shapiro served as Vice President and Chief Legal Officer of the Trust from 2007 to 2009.

Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of each Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each current Trustee as of December 31, 2012.
Fund	Interested Trustees		Independent Trustees
	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Intermediate Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Asset Allocation – Intermediate/Long Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Asset Allocation – Long Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Asset Allocation – Short Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Asset Allocation – Short/Intermediate Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Balanced	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Core Bond	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners High Quality Bond	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners High Yield Bond	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Inflation-Protected Securities	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners International Equity	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Large Core	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Large Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Large Value	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Mid Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Fund	Interested Trustees		Independent Trustees
	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Mid Value	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Money Market	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Small Core	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Small Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Small Value	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Stock Index	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Institutional Asset Allocation – Intermediate Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Institutional Asset Allocation – Long Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Institutional Asset Allocation – Short Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Balanced	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Core Bond	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional High Quality Bond	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Fund	Interested Trustees		Independent Trustees
	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Institutional High Yield Bond	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Inflation-Protected Securities	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional International Equity	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Large Core	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Large Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Large Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Mid Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Mid Value	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Money Market	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Small Core	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Small Growth	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Small Value	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Transamerica Partners Institutional Stock Index	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Transamerica Asset Management Group
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Thomas A. Swank	$[ ]
Alan F. Warrick	$[ ]
Independent Trustees
Sandra N. Bane	$[ ]
Leo J. Hill	$[ ]
David W. Jennings	$[ ]
Russell A. Kimball, Jr	$[ ]
Eugene M. Mannella	$[ ]
Norm R. Nielsen	$[ ]
Joyce Galpern Norden	$[ ]
Patricia L. Sawyer	$[ ]
John W. Waechter	$[ ]

As of December 31, 2012, none of the Independent Board Members nor their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds.
Equity Security Ownership for Master Investment Portfolio
The table below shows for each Trustee of the Master Investment Portfolio, the amount of interests in the Master Investment Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies.
Beneficial Equity Ownership in Master Investment Portfolio and Family of Investment Companies (as of December 31, 2012)
Master Investment Portfolio
Name	Aggregate Dollar Range of Securities in the Family of Investment Companies
Interested Trustees
Paul L. Audet	$[ ]
Henry Gabbay	$[ ]
Independent Trustees
David O. Beim	$[ ]
Ronald W. Forbes	$[ ]
Dr. Matina S. Homer	$[ ]
Rodney D. Johnson	$[ ]
Herbert I. London	$[ ]
Cynthia A. Montgomery	$[ ]
Joseph P. Platt, Jr.	$[ ]
Robert C. Robb, Jr.	$[ ]
Toby Rosenblatt	$[ ]
Kenneth L. Urish	$[ ]
Frederick W. Winter	$[ ]

Trustee Compensation
As of January 1, 2013, Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as $8,800 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $4,400 for each telephonic meeting attended.

Each Trust pays a pro rata share of these fees allocable to each series of Transamerica Partners Funds Group and Transamerica Partners Funds Group II based on the relative assets of the series.
The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. Each Trust also pays a pro rata share allocable to each series of Transamerica Partners Funds Group and Transamerica Partners Funds Group II based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.
Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trusts or Portfolio Trust to an Independent Board Member on a current basis for services rendered as a Board Member. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Board Members. It is not anticipated that the Deferred Compensation Plan will have any material impact on the portfolios.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trusts and the Portfolio Trusts.

Compensation Table
The following tables provide compensation amounts paid to the Independent Trustees by Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Partners Portfolios for the fiscal year ended December 31, 2012. Interested Trustees are not compensated by the funds or portfolios.
Transamerica Partners Funds Group
Fund	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners High Quality Bond
Transamerica Partners High Yield Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners International Equity
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Mid Growth
Transamerica Partners Mid Value
Transamerica Partners Money Market
Transamerica Partners Small Core
Transamerica Partners Small Growth
Transamerica Partners Small Value
Transamerica Partners Stock Index
Transamerica Asset Allocation – Intermediate Horizon
Transamerica Asset Allocation – Intermediate/Long Horizon

Transamerica Partners Funds Group
Fund	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Long Horizon
Transamerica Asset Allocation – Short Horizon
Transamerica Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Funds Group II
Fund	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional International Equity
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Money Market
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth

Transamerica Partners Funds Group II
Fund	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Stock Index
Transamerica Institutional Asset Allocation – Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon
Transamerica Institutional Asset Allocation – Long Horizon
Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Portfolios
Portfolio	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities Portfolio
Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value Portfolio

Transamerica Partners Portfolios
Portfolio	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Mid Growth Portfolio
Transamerica Partners Mid Value Portfolio
Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core Portfolio
Transamerica Partners Small Growth Portfolio
Transamerica Partners Small Value Portfolio

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group*
Trustee
Sandra N. Bane	–	$194,400
Leo J. Hill	–	$234,400
David W. Jennings	–	$194,400
Russell A. Kimball, Jr	–	$194,400
Eugene M. Mannella	–	$190,000
Norm R. Nielsen	–	$194,400
Joyce G. Norden	–	$194,400
Patricia L. Sawyer	–	$194,400
John W. Waechter	–	$214,400

Of this aggregate compensation, the total amounts deferred from the Trusts (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended December 31, 2012 were as follows: Sandra N. Bane, $[ ]; Leo J. Hill, $[ ]; David W. Jennings, $[ ]; Russell A. Kimball, Jr., $[ ]; Eugene M. Mannella, $[ ]; Norman R. Nielsen, $[ ]; Joyce G. Norden, $[ ]; Patricia L. Sawyer, $[ ]; and John W. Waechter, $[ ].
Trustee Compensation for Master Investment Portfolio
The table below indicates the amount of compensation each Trustee of BlackRock Funds III was paid for the fiscal year ended December 31, 2012.
Name and Position	Aggregate compensation from the Trust	Total Compensation from Fund Complex(1)
Interested Trustees
Paul L. Audet	$[ ]	$[ ]
Henry Gabbay	$[ ]	$[ ]
Independent Trustees
David O. Beim	$[ ]	$[ ]
Ronald W. Forbes	$[ ]	$[ ]
Dr. Matina S. Horner	$[ ]	$[ ]
Rodney D. Johnson	$[ ]	$[ ]
Herbert I. London	$[ ]	$[ ]
Cynthia A. Montgomery	$[ ]	$[ ]
Joseph P. Platt, Jr.	$[ ]	$[ ]
Robert C. Robb, Jr.	$[ ]	$[ ]
Toby Rosenblatt	$[ ]	$[ ]
Kenneth L. Urish	$[ ]	$[ ]
Frederick W. Winter	$[ ]	$[ ]

(1)	Includes compensation for serving on the Board of MIP Trustees of BlackRock Funds III.
Shareholder Communication Procedures with the Board of Trustees
The Board of Trustees (the “ Board”) of each Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Partners Funds Group
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend each Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
CODE OF ETHICS
The Trusts, Portfolio Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, Portfolio Trust, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds or portfolios (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. See “Personal Securities Transactions” below.
PERSONAL SECURITIES TRANSACTIONS
The Trusts and the Portfolio Trust permit “Access Persons” as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy (“Ethics Policy”) that has been adopted by each Trust’s Board.
Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each Trust’s sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust’s Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.
Proxy Voting Policies and Procedures
Each Trust uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities it holds (or portion thereof) in its portfolios. The proxy voting policies and procedures of TAM, BFA and each sub-adviser are attached or summarized in Appendix A.
Each Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
I. Statement of Principle
The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most funds of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees (“Board”) of each fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV. Securities on Loan
The Board has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Proxy Voting Policies of the Master Portfolio
The Board of Trustees of MIP has delegated the voting of proxies for the Master Portfolio’s securities to BFA pursuant to MIP’s proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by the Master Portfolio in the best interests of the Master Portfolio and its interestholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio’s interestholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “ Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA’s clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock’s Portfolio Management Group and/or BlackRock’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of MIP’s Proxy Voting Policies is attached in Appendix A.
Information on how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.
The Investment Adviser and Other Services
The Investment Adviser
The Trusts and the Portfolio Trust have entered into an Advisory Agreement (“Advisory Agreement”), on behalf of each fund and each portfolio (except the S&P 500 Stock Master Portfolio) with TAM. TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective fund or portfolio’s investments and conducts its investment program.
TAM is responsible for the day-to-day management of the Asset Allocation funds. For each of the other funds, TAM currently hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. TAM may in the future, determine to provide the day-to-day management of any such fund without the use of a sub-adviser.
The Investment Adviser is directly owned by Western Reserve Life Assurance Company of Ohio (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.
Advisory Agreement
TAM has agreed, under each fund’s Advisory Agreement, subject to the supervision of the fund’s Board, to regularly provide the fund with investment research, advice, management and supervision and furnishes a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under a fund’s Advisory Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Advisory Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Advisory Agreement provides that TAM may render services to others. Under each fund’s Advisory Agreement, TAM assumes no responsibility other than to render the services called for by the Advisory Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
BlackRock Fund Advisors
BlackRock Fund Advisors (“ BFA”) manages the assets of the S&P 500 Stock Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (“BFA Advisory Agreement”). Subject to such further policies as the Boards of Trustees of the Trusts may determine, TAM provides general supervision of the Stock Index Funds’ investment in the S&P 500 Stock Master Portfolio.
BFA provides investment guidance and policy direction in connection with the management of the S&P 500 Stock Master Portfolio’s assets. As of December 31, 2012, BFA and its affiliates provided advisory services for assets in excess of $3.51 trillion.
BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”), which in turn is indirectly wholly-owned by BlackRock, Inc. Prior to December 1, 2009, BTC was known as Barclays Global Investors, N.A. BFA, BTC, BlackRock Execution Services, BlackRock, Inc., and their affiliates deal, trade and invest for their own accounts in the types of securities in which the S&P 500 Stock Master Portfolio invests.
The BFA Advisory Agreement is terminable without penalty on 60 days written notice by either party.
Investment Adviser Compensation
TAM receives compensation calculated daily and paid monthly from the funds. The Advisory fees each fund paid, as a percentage of each fund’s average daily net assets, are included in the prospectuses. Fees listed include the aggregate management fee allocated to each fund from the registered investment company or master portfolio is which it invests.
Expense Limitation
TAM has entered into an expense limitation agreement with Transamerica Partners Funds Group and Transamerica Partners Funds Group II on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses whenever the fund’s total operating expenses exceed a certain percentage of the fund’s average daily net assets, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series (“expense cap”).
Each expense limitation agreement continues automatically until May 1, 2017 unless TAM ceases to serve as investment adviser of the underlying master portfolio (or series thereof) in which that fund invests.
In addition, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of the var:Transamerica Partners Money Market] and Transamerica Partners Institutional Money Market in order to avoid a negative yield. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the fund to TAM or its affiliates. There is no guarantee that the fund will be able to avoid a negative yield.
TAM has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Portfolio to a specified level. TAM also may contribute to the Portfolios from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.
The applicable expense caps for each of the funds are listed in the following table.
Fund Name	Expense Cap
Transamerica Partners Balanced	1.10%
Transamerica Partners Core Bond	1.00%
Transamerica Partners High Quality Bond	1.00%
Transamerica Partners High Yield Bond	1.10%
Transamerica Partners Inflation-Protected Securities	1.00%
Transamerica Partners International Equity	1.40%
Transamerica Partners Large Core	1.15%
Transamerica Partners Large Growth	1.25%
Transamerica Partners Large Value	1.00%
Transamerica Partners Mid Growth	1.35%
Transamerica Partners Mid Value	1.25%
Transamerica Partners Money Market	0.80%
Transamerica Partners Small Core	1.50%
Transamerica Partners Small Growth	1.55%
Transamerica Partners Small Value	1.50%
Transamerica Partners Stock Index	0.65%

Fund Name	Expense Cap
Transamerica Partners Institutional Balanced	0.75%
Transamerica Partners Institutional Core Bond	0.65%
Transamerica Partners Institutional High Quality Bond	0.65%
Transamerica Partners Institutional High Yield Bond	0.85%
Transamerica Partners Institutional Inflation-Protected Securities	0.65%
Transamerica Partners Institutional International Equity	1.15%
Transamerica Partners Institutional Large Core	0.90%
Transamerica Partners Institutional Large Growth	0.90%
Transamerica Partners Institutional Large Value	0.75%
Transamerica Partners Institutional Mid Growth	0.95%
Transamerica Partners Institutional Mid Value	0.90%
Transamerica Partners Institutional Money Market	0.50%
Transamerica Partners Institutional Small Core	1.10%
Transamerica Partners Institutional Small Growth	1.15%
Transamerica Partners Institutional Small Value	1.10%
Transamerica Partners Institutional Stock Index	0.30%

Advisory Fees Paid by the Funds
The following tables set forth the total amounts the funds and portfolios paid to TAM (after waivers/expense reimbursements), and Advisory Fees Waived/Expenses Reimbursed by TAM to the funds and portfolios, if any, for the last three fiscal years.
Fees listed include the aggregate management fee allocated to each of the Money Market, Bond, Balanced and Stock Funds from the portfolio in which it invests.
The advisory fees shown for Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index include Administrative Service Fees.
[to be updated in a subsequent amendment]
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who perform the day-to-day management of the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds and Other Accounts on which fees are being charged.
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts or the models being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.
TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both, including certain of the Funds, and TAM is subject to conflicts of interest in allocating the funds of fund’s assets among the underlying funds. Certain of the funds of funds are underlying investment options for Transamerica insurance products. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica.
The affiliates of certain underlying funds, including those advised by the sub-adviser to the investing fund, may make revenue sharing payments to Transamerica. These payments may be based on the amount of fund assets invested in an underlying fund. Such payments are generally made in exchange for distribution services provided to the fund of funds, but may also be compensation for services provided to investors. In addition, TAM may have an incentive to allocate the fund of fund’s assets to those underlying funds for which the net advisory fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a fund or Other Account and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund or Other Account or a fund combination.
Moreover, TAM's “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of each fund. Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective fund(s). Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective fund(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective fund(s).
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the 1940 Act.
AEGON USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. AEGON USA Investment Management, LLC is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. AEGON USA Investment Management, LLC is also an affiliate of Transamerica Partners Money Market and Transamerica Partners Institutional Money Market.
TAM, not the funds, pays the sub-advisers for their services.
Each sub-adviser receives monthly or quarterly compensation from TAM at the annual rate of a specified percentage, indicated below, of a fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fee
Transamerica Partners Large Core Transamerica Partners Large Value	Aronson Johnson Ortiz, LP	[ ]%
[ ]%
Transamerica Partners Balanced Transamerica Partners Core Bond Transamerica Partners Inflation-Protected Securities	BlackRock Financial Management, Inc.	[ ]%
[ ]%*
[ ]%*
Transamerica Partners Mid Growth	Columbus Circle Investors*	[ ]%
Transamerica Partners Mid Value	Cramer, Rosenthal, McGlynn, LLC	[ ]%
Transamerica Partners High Yield Bond	Eaton Vance Management*	[ ]%
Transamerica Partners Small Core	Fort Washington Investment Advisors, Inc.	[ ]%
Transamerica Partners Money Market Portfolio	AEGON USA Investment Management, LLC*	[ ]%
Transamerica Partners Small Core	Invesco Advisers, Inc.*	[ ]%
Transamerica Partners Large Growth	Jennison Associates LLC(1)	[ ]%
Transamerica Partners Balanced Transamerica Partners Mid Value	J.P. Morgan Investment Management Inc.	[ ]%(2)
[ ]%
Transamerica Partners High Quality Bond	Merganser Capital Management, Inc.	[ ]%
Transamerica Partners Small Growth	Ranger investment Management, L.P.	[ ]%
Transamerica Partners International Equity	Thornburg Investment Management, Inc.	[ ]%
Transamerica Partners Large Growth Transamerica Partners Small Core Transamerica Partners Small Value	Wellington Management Company, LLP	[ ]%(3)
[ ]%*
[ ]%
Transamerica Partners Institutional Large Core Transamerica Partners Institutional Large Value	Aronson Johnson Ortiz, LP	[ ]%
[ ]%
Transamerica Partners Institutional Balanced Transamerica Partners Institutional Core Bond Transamerica Partners Institutional Inflation-Protected Securities	BlackRock Financial Management, Inc.	[ ]%
[ ]%*
[ ]%*
Transamerica Partners Institutional Mid Growth	Columbus Circle Investors*	[ ]%
Transamerica Partners Institutional Mid Value	Cramer, Rosenthal, McGlynn, LLC	[ ]%
Transamerica Partners Institutional High Yield Bond	Eaton Vance Management*	[ ]%
Transamerica Partners Institutional Small Core	Fort Washington Investment Advisors, Inc.	[ ]%
Transamerica Partners Institutional Money Market	AEGON USA Investment Management, LLC*	[ ]%
Transamerica Partners Institutional Small Core	Invesco Advisers, Inc.*	[ ]%
Transamerica Partners Institutional Large Growth	Jennison Associates LLC(1)	[ ]%
Transamerica Partners Institutional Balanced Transamerica Partners Institutional Mid Value	J.P. Morgan Investment Management Inc.	[ ]%(2)
[ ]%
Transamerica Partners Institutional High Quality Bond	Merganser Capital Management, Inc.	[ ]%
Transamerica Partners Institutional Small Growth	Ranger investment Management, L.P.	[ ]%

Fund	Sub-Adviser	Sub-Advisory Fee
Transamerica Partners Institutional International Equity	Thornburg Investment Management, Inc.	[ ]%
Transamerica Partners Institutional Large Growth Transamerica Partners Institutional Small Core Transamerica Partners Institutional Small Value	Wellington Management Company, LLP	[ ]%(3)
[ ]%*
[ ]%

*	The sub-adviser receives compensation, calculated monthly and paid quarterly, from TAM.
(1)	For purposes of calculating the sub-advisory fee payable by TAM to Jennison Associates LLC, the assets in the funds are aggregated with similar mandates of Transamerica Funds and Transamerica Series Trust managed by Jennison.
(2)	For purposes of calculating the sub-advisory fee payable by TAM to J.P. Morgan Investment Management Inc., the assets in the funds are aggregated with similar mandates of Transamerica Funds and Transamerica Series Trust managed by JPMorgan.
(3)	For purposes of calculating the sub-advisory fee payable by TAM to Wellington Management Company, LLP, the assets in the funds are aggregated with similar mandates of Transamerica Funds and Transamerica Series Trust managed by Wellington Management.
Sub-Advisory Fees Paid
The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the last three fiscal years.
[to be updated in a subsequent amendment]
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Administrative Services
Each Trust has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, an affiliate of TAM.
TFS provides supervisory and administrative services to each fund. TFS furnishes to each fund: the services of personnel to supervise and perform all administrative, clerical, recordkeeping and bookkeeping services of the fund; to the extent agreed upon by TFS and the fund from time to time, monitor and verify State Street Bank and Trust Company’s daily calculation of net asset values; preparation and filing of all returns and reports in connection with federal, state and local taxes; shareholder relations functions; regulatory reporting and compliance; supervise and coordinate the fund’s custodian and its dividend disbursing agent and monitor their service to the fund; assist the fund in preparing reports to shareholders; act as liaison with the fund’s independent public accountants and provide, upon request, account analyses, fiscal year summaries and other audit-related schedules; preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; and provide office space, telephones and other office equipment as necessary in order for TFS to perform administrative services to the fund. TFS pays all expenses it incurs in connection with providing these administrative services with the exception of the costs of certain services specifically assumed by the funds in Administration Agreement. TFS has outsourced the provision of certain administrative services to State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111.
TFS has agreed to render in good faith the services specified in the Administration Agreement and is not liable for any error of judgment or mistake of law, or for any act or omission in the performance of those services, provided that nothing in the Agreement protects TFS against any liability to a fund to which TFS otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Administration Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TFS, or by TFS upon 60 days’ written notice to the fund.
The Transamerica Partners Funds each pay 0.30% of their daily net assets to TFS for such administrative services. The Transamerica Partners Institutional Funds each pay 0.05% of their daily net assets to TFS for such administrative services. TFS acts as Administrator to the Asset Allocation Funds, the Stock Index Fund and the portfolios and receives no additional compensation for providing such administrative services.
The funds paid administrative services fees in the following amounts for the last three fiscal years:
[to be updated in a subsequent amendment]
Black Rock Fund Administration (“BFA”) is located at 400 Howard Street, San Francisco, CA 94105, serves as the S&P 500 Stock Master Portfolio’s administrator pursuant to an Administration Agreement with the portfolio. Under the Administration Agreement, BFA provides general supervision of the operations of the portfolio, other than the provision of investment advice. The administrative services provided to the portfolio also include coordination of the other services provided to the portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the portfolio’s Board of Trustees and Officers. BFA has delegated certain of its administrative duties to State Street Bank and Trust Company. In addition, BTC has agreed to bear all costs of the portfolio’s operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the portfolio such as advisory fees payable to BFA. BTC is not entitled to compensation for providing administration services to the portfolio for so long as BTC is entitled to compensation for providing administration services to a corresponding feeder fund that invests substantially all of its assets in the portfolio, or either BGI or an affiliate receives advisory fees from the portfolio.
Transfer Agent
TFS is the transfer agent and dividend disbursing agent for each fund.
TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. The Transfer Agent maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to Boston Financial Data Services, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169.
TFS is compensated for administrative services under the Administrative Agreement. No separate compensation is paid to TFS for transfer agency services under the Transfer Agency Agreement.
Custodian
State Street serves as each Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.
Independent Registered Public Accounting Firm
[___________] serves as the independent registered public accounting firm for Transamerica Partners Trust and Transamerica Partners Institutional Trust.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
Distribution Plan
Each Trust has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Money Market, Bond, Balanced and Stock Funds.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
Each 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

Each 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Each Plan may be terminated at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable fund.
Under these plans, a fund may pay TCI annual distribution and service fees of up to 0.25% of the fund’s average daily net assets.
Because each Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of fund shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
Each 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
The table below shows the total dollar amounts paid to the Distributor for the fiscal year ended December 31, 2012 with respect to the Transamerica Partners Money Market, Bond, Balanced and Stock Funds.
[to be updated in a subsequent amendment]
The table below shows the total dollar amounts paid to the Distributor for the fiscal year ended December 31, 2012 with respect to the Transamerica Institutional Partners Money Market, Bond, Balanced and Stock Funds.
[to be updated in a subsequent amendment]
The table below shows total distribution and service fees and expenses for the Transamerica Partners Money Market, Bond, Balanced and Stock Funds for the fiscal year ended December 31, 2012.
Distribution expenses were incurred and paid by Diversified Investors Securities Corporation (“DISC”). Sales and Marketing expenses are incurred by DISC.
[to be updated in a subsequent amendment]
The table below shows total distribution and service fees and expenses for the Transamerica Partners Institutional Money Market, Bond, Balanced and Stock Funds for the fiscal year ended December 31, 2012.
Distribution expenses were incurred and paid by Diversified Investors Securities Corporation (“DISC”). Sales and Marketing expenses are incurred by DISC.

[to be updated in a subsequent amendment]
Purchase, Redemption and Pricing of Shares
SHAREHOLDER ACCOUNTS
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Net Asset Valuation (“NAV” ) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request in good order by the transfer agent.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
Subject to policies established by the Board of Trustees, each fund’s sub-adviser is primarily responsible for placement of a fund’s securities transactions. In placing orders, it is the policy of a fund for a sub-adviser to use its best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, each sub-adviser, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by the sub-adviser, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-advisers by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the 1934 Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “ usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
BFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BFA.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
[to be updated in a subsequent amendment]
Affiliated Brokers
[The following brokerage commissions were paid to affiliated brokers for the fiscal year ended December 31, 2012.]
[to be updated in a subsequent amendment]
Directed Brokerage
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions with broker/dealers with which the Trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.
Under the Directed Brokerage Program, the commissions paid by a fund shall be applied to the payment only of expenses that would otherwise be borne by the fund paying the commission. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. In the case of any fund that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any “affiliate” of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or its affiliates) has agreed to waive amounts otherwise payable by the fund to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the fund to a lower level than the fund would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
The S&P 500 Stock Master Portfolio is not included in the Directed Brokerage Program.
The following brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2012.
[to be updated in a subsequent amendment]
The amounts shown above for brokerage commissions directed to brokers for brokerage and research services are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
Securities of Regular Broker Dealers
During the fiscal year ended December 31, 2012, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of December 31, 2012.
[to be updated in a subsequent amendment]
Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of each Trust, as of April 1, 2013, the following persons owned beneficially or of record 5% or more of the outstanding shares of the funds indicated. Unless otherwise noted, the address of each investor is c/o TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716.
[To be updated in a subsequent filing]
Principal Shareholders of the Portfolios
As of April 1, 2013, Transamerica Financial Life Insurance Company, Inc. (“TFLIC”) and Diversified Investment Advisors Collective Trust (“CIT”), each at 440 Mamaroneck Avenue, Harrison, New York, NY 10528 owned the following percentage interests of the outstanding beneficial interests of the portfolios indicated (all such interests being held in separate accounts of TFLIC or funds in Diversified Investment Advisors Collective Trust):
[To be updated in a subsequent filing]
Control Persons
Any shareholder who holds beneficially 25% or more of a fund or a portfolio may be deemed to control the fund or portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the fund or portfolio. Any shareholder controlling a fund or portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund or portfolio without the consent or approval of the other shareholders.
Control Persons of the Portfolios
Transamerica Financial Life Insurance Company is organized in Iowa and is wholly owned by Transamerica International Holdings, Inc., which is wholly owned by AEGON USA, LLC, which is wholly owned by AEGON U.S. Holding Corporation, which is wholly owned by Transamerica Corporation, which is wholly owned by The AEGON Trust.
Control Persons of the Funds
As of April 1, 2013, the shareholders who held beneficially 25% or more of a fund were as follows:
[To be updated in a subsequent filing]
The asset allocation funds are series of each Trust.
Management Ownership
[As of April 1, 2013, the Trustees and officers as a group owned less than 1% of each fund’s outstanding shares.]
S&P 500 Stock Master Portfolio
[As of April 1, 2013, the following persons owned of record or beneficially 5% or more of a class of outstanding interests of the S&P 500 Stock Master Portfolio.]
[To be updated by subsequent amendment]
Further Information about the Trusts and Fund Shares
Transamerica Partners Trust is governed by a Declaration of Trust dated April 23, 1993, as amended and restated on November 1, 2007. Transamerica Partners Institutional Trust is governed by a Declaration of Trust dated January 5, 1996, as amended and restated on November 1, 2007.
The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series.

Series and Classes: Currently, each Trust has twenty-one active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Each share of a fund, as a series of a Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The Declaration of Trust of each Trust provides that Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of shares of any fund has or may become concentrated in such shareholder to an extent that would disqualify that series as a regulated investment company under the Code, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) the failure of a shareholder to pay when due for the purchase of shares issued to that shareholder, (iv) the value of a shareholder’s shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of shares by a particular shareholder is not in the best interests of the remaining shareholders of the Trust or applicable fund or class.
Shareholder Voting: Each Trust’s Declaration of Trust provides for shareholder voting as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend a Trust’s Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The funds are not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declarations of Trust provide for “ dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series of a Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.
Election and Removal of Trustees: The Declaration of Trust of each Trust provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. Each Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declarations of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declarations of Trust: The Trustees are authorized to amend the Declarations of Trust without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declarations of Trust with respect to actions or omissions of persons entitled to indemnification under the Declarations of Trust prior to the amendment.
Shareholder, Trustee and Officer Liability: Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Each Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Each Declaration of Trust also permits the limitation of a Trustee’s liability to the full extent permitted by law. The Declaration of Trust of each Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations of Trust provide that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative Actions: Each Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The Declaration of Trust of each Trust further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.
Each Declaration of Trust further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declarations of Trust also require that actions by shareholders against a fund be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts, and that the right to jury trial be waived to the full extent permitted by law.
Taxes
Taxation of the Funds and Portfolios
Federal Taxation of the Funds: Each fund is treated as a separate entity for federal income tax purposes. Each fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company (a “RIC”) for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code. In order to qualify as a RIC under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other RICs, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other RICs) of any one issuer, (2) the securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a RIC, each fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
If a fund qualifies as a RIC and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, that fund generally will not be subject to U.S. federal income tax on any income, including “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. If a fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective proportionate shares of the income tax so paid by the fund. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
For U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010, to offset its capital gains, if any, for up to eight years following the year of the loss. Each fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010, to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
If a fund should fail to qualify as a RIC in any year or fail to distribute sufficient amounts of certain income, the fund would incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by fund shareholders) and fund distributions would constitute ordinary corporate dividends when issued to shareholders, taxable as appropriate based on the type of shareholder. The Asset Allocation Funds, as shareholders of the other funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as RICs and distribute substantially all of their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. However, the failure of an underlying fund to maintain its RIC status may adversely affect the ability of any Asset Allocation Fund that invests in that underlying fund to main its RIC status. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under interpretations of the Internal Revenue Service, the Portfolio Trusts believe that for purposes of determining whether a fund qualifies as a RIC under Subchapter M of the Code, any fund that invests in a portfolio will be deemed to own a proportionate share of that portfolio’s assets and will be deemed to be entitled to the portion of that portfolio’s income attributable to that share. The Portfolio Trusts have advised the funds that each portfolio intends to conduct its operations so as to enable investors that invest substantially all of their assets in that portfolio to satisfy the relevant requirements of Subchapter M of the Code.
Withdrawals by a fund from a portfolio generally will not result in such fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the adjusted basis of a fund’s interest in the portfolio prior to the distribution, (2) income or gain may be realized if the fund receives a disproportionate distribution of any unrealized receivables held by a portfolio, and (3) loss may be recognized if the distribution is in liquidation of the fund’s entire interest and consists solely of cash, unrealized receivables, or, in certain circumstances, marketable securities. The basis of a fund’s interest in a portfolio generally equals the amount of cash and the basis of any property that the fund invests in the portfolio, increased by the fund’s share of income from that portfolio, decreased by the amount of any cash and the basis of any property distributed to the fund from that portfolio, and further decreased by the fund’s share of losses from that portfolio.
Under the Code, each fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements in accordance with timing requirements imposed by the Code. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
Federal Taxation of the Portfolios: Under interpretations of the Internal Revenue Service, the Portfolio Trusts expect that each portfolio will be treated for federal income tax purposes as a partnership that is not a publicly traded partnership. If a portfolio is treated for tax purposes as a partnership as expected, it will not be subject to federal income taxation. Instead, each fund will take into account, in computing its federal income tax liability, its share of the income, gains, losses, deductions, credits and tax preference items of each portfolio in which it invests, without regard to whether it has received any cash distributions from the portfolio.
Foreign Withholding Taxes: Income received by a fund or portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a fund (held directly or through a portfolio) at the close of any taxable year consist of stock or securities of foreign corporations, that fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If a fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to dividends and distributions), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
The funds (other than the Transamerica Partners International Equity Fund and the Transamerica Partners Institutional International Equity Fund) do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the funds, with the result that shareholders in such funds will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes. It is impossible to determine a fund’s effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

Certain State Taxation: The Trusts are organized as Massachusetts business trusts and, under current law, no Trust or fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each fund continues to qualify as a RIC for federal income tax purposes. Transamerica Partners Portfolios is organized as a New York trust. Transamerica Partners Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain funds in a Portfolio does not cause that fund to be liable for any income or franchise tax in the State of New York.
Taxation of Shareholders
Taxation of Distributions: Plans that are generally exempt from federal income taxation and that invest in any fund generally will not be subject to federal income tax liability on either distributions from a fund or redemptions of shares of a fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans that are otherwise generally exempt from federal income taxation might nevertheless be taxed on distributions of the fund and any gain realized on redemption of fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the fund because, e.g., its shares in the fund constitute “debt-financed property” within the meaning of the Code.
Assuming a fund has sufficient earnings and profits, individual and institutional investors, and Plans that for any reason are not exempt from federal income taxation, will be subject to federal income tax on distributions received from the fund whether such distributions are made in cash or reinvested in additional shares. Distributions to such investors of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxable to such investors as long-term capital gain without regard to the length of time they have held shares in the fund. Distributions of net capital gain to individual and certain other noncorporate shareholders generally will qualify for reduced federal income tax rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%). Under current law, the maximum U.S. federal income tax rate on long-term capital gains will be 20% in taxable years beginning after December 31, 2012. In general, dividends from ordinary income and any distributions from net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. To the extent that regular dividends paid to individual and certain other noncorporate shareholders with respect to taxable years beginning on or before December 31, 2012 are derived from qualified dividend income of a fund, such dividends will be treated as qualified dividend income provided that they are reported as qualified dividend income by the fund and provided that the recipient shareholder satisfies certain holding period requirements. Qualified dividend income is, for taxable years beginning on or before December 31, 2012, subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (for taxable years beginning on or before December 31, 2012, at a maximum rate of 15%). If 95% or more of a fund’s gross income, calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities, consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income. For taxable years beginning after December 31, 2012, dividend income will be taxable at ordinary income tax rates.
Qualified dividend income generally is income derived from dividends from U.S. corporations or from certain “qualified foreign corporations.” A fund must satisfy certain holding period requirements with respect to stock in order to report dividends received with respect to that stock as qualified dividend income. A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a U.S. possession or is eligible for benefits under qualifying U.S. tax treaties and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” are not qualified foreign corporations for this purpose.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Distributions by a fund in excess of that fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each taxable shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Distributions to taxable investors may also be subject to state and local income taxes, although distributions of a fund that are derived from interest on obligations of the U.S. government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.
For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains will generally be taken into account in computing a shareholder’s net investment income.
Dividends-Received Deduction: Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Buying a Dividend: Distributions paid by a fund will reduce the fund’s net asset value per share. Taxable investors who buy shares shortly before a fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
Disposition of Shares: Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange of a fund’s shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (even if replaced by shares acquired pursuant to reinvested distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of a fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of net long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts. If a shareholder has a different basis for different shares of a fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices), such fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the funds. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Asset Allocation Funds: An Asset Allocation Fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An Asset Allocation Fund’s redemptions of shares in underlying funds, including those resulting from changes in the allocation among underlying funds, could cause the recognition of additional distributable gains to shareholders of the Asset Allocation Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation Fund. Further, certain losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. Any loss realized by an Asset Allocation Fund on a disposition of an underlying fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Asset Allocation Fund of net long-term capital gain with respect to such shares (including any amounts credited to the Asset Allocation Fund as undistributed capital gains). Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an Asset Allocation Fund and therefore may not be offset by any short-term capital losses incurred by the Asset Allocation Fund. Thus, an Asset Allocation Fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individual and certain other noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation Funds could adversely affect the amount, timing and character of distributions to Asset Allocation Fund shareholders.

Special Considerations for Non-U.S. Persons: Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“ Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such Non-U.S. Persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after December 31, 2013 and redemptions payable to such entities after December 31, 2014.
Backup Withholding: Each fund is also required in certain circumstances to apply backup withholding on taxable distributions and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not be applied to payments that have been subject to the withholding applicable to Non-U.S. Persons.
Effects of Certain Investments and Investment Policies
A fund’s dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.
Certain Debt Instruments: Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount may cause a fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, a portfolio may liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Certain funds may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Federal income tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest, and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Options, Etc.: A fund’s transactions in options, futures contracts, forward contracts and short sales “against the box” will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by a fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the relevant requirements of Subchapter M of the Code. As a result, however, a portfolio may defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.
Foreign Investments: Special tax considerations apply with respect to foreign investments of a fund. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and the investment by a fund in certain “passive foreign investment companies” may have to be limited in order to avoid tax at the fund level. A fund may elect to mark to market any investments in passive foreign investment companies on the last day of each year. This election may cause the fund to recognize income prior to the receipt of cash payments with respect to those investments. In order to distribute this income and avoid U.S. federal income and excise tax on a fund, a portfolio may liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.
Financial Statements
The financial statements and financial highlights for Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios and S&P 500 Stock Master Portfolio, a portfolio of the Master Investment Portfolio, as of December 31, 2012 have been filed with the SEC as part of the annual reports of the Trusts and the Portfolio Trusts (accession numbers: [  ], [  ], [  ], and [   ], respectively) and are hereby incorporated by reference into this SAI.

Appendix A – Proxy Voting Policies
AEGON USA Investment Management, LLC
Compliance Manual Securities Voting Policy
1. Introduction
AEGON USA Investment Management, LLC (“AUIM”) votes on behalf of all client accounts for which it has the requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client, in which case AUIM will vote such securities within the parameters of such guidelines.
AUIM primarily manages client portfolios of debt securities and does not function to a significant extent, as a manager of equity securities. For most clients, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g. board of directors matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM’ s fixed income invested clients receive equity securities resulting from the restructure of debt security investments or other special situations. In addition, AUIM does manage several mutual funds, the investment strategy of which involves investments in exchange traded funds (“ETFs”). These ETFs are equity securities and have traditional proxies associated with them.
2. Statement of Policy
It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.
Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.
It is the responsibility of each AUIM personnel with authority to vote client securities to be aware of and vote client securities in accordance with this Policy. The Chief Compliance Officer and/or his designee is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Risk and Control Committee (as that term is defined in the Code of Ethics) for their consideration.
3. Use of Independent Third Party
Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM considers the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.
4. Conflicts of Interest Between AUIM and Clients
AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM takes one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.	Vote in accordance with the recommendation of the Independent Third Party;
b.	Obtain the guidance of the client(s) whose account(s) is/are involved in the conflict;
c.	Obtain the review of the General Counsel of AUIM, or
d.	Vote in strict accordance with the Guidelines.
5. Provision of the Policy to Clients
AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.
At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.
Effective: October 5, 2004
Revised: January 31, 2008
Revised: February 3, 2010

Revised: May 10, 2012
AEGON USA Investment Management, LLC
Securities Voting Policy
Appendix A
Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s securities voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Aronson Johnson Ortiz, LP
OVERVIEW
ARONSON JOHNSON ORTIZ (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO's fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO's quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).
In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.
CONFLICTS OF INTEREST
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service
RECORD-KEEPING
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.
VOTE DISCLOSURE
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.
AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

BlackRock Fund Advisors, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC
Summary of Proxy Voting Policy
BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
A full listing of BlackRock’s proxy voting policies and guidelines can be found at www.blackrock.com.

Columbus Circle Investors
Proxy Voting Policy
2011
I. Procedures
Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.
For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.
In addition to voting proxies for clients, Columbus Circle:
1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV Part 2 Brochure, which is available to any clients upon request;
2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;
3)	keeps records of proxy voting available for inspection by each client or governmental agencies – to both determine whether the votes were consistent with policy and to determine all proxies were voted;
4)	monitors such voting for any potential conflicts of interest and maintains processes to deal with these issues appropriately; and
5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;
Frank Cuttita, Columbus Circle’ s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.
II. Voting Guidelines
Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.
To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.
Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.
A. Management Proposals:
1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.
•	“Normal” elections of directors
•	Approval of auditors/CPA
•	Directors' liability and indemnification
•	General updating/corrective amendments to charter
•	Elimination of cumulative voting
•	Elimination of preemptive rights
2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:
•	Capitalization changes that eliminate other classes of stock and voting rights
•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV
•	Stock option plans that are incentive based and not excessive
•	Reductions in supermajority vote requirements
•	Adoption of antigreenmail provisions
3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:
•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
•	Classified or single-slate boards of directors
•	Reincorporation into a state that has more stringent anti-takeover and related provisions
•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
•	Amending articles to relax quorum requirements for special resolutions
•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act
•	Re-election of director(s) who holds offices of chairman and CEO
•	Re-election of director(s) who serve on audit, compensation and nominating committees
•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
•	Adoption of option plans/grants to directors or employees of related companies
•	Lengthening internal auditors’ term in office to four years
4. When voting on Say on Pay, Say on Frequency and Say on Golden Parachute issues generally vote affirmatively
•	In support of annual advisory shareholder votes and in support of management compensation not deemed excessive
B. Shareholder Proposals:
Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.
1. When voting shareholder proposals, in general, initiatives related to the following items are supported:
•	Auditors should attend the annual meeting of shareholders
•	Election of the board on an annual basis
•	Equal access to proxy process
•	Submit shareholder rights plan poison pill to vote or redeem
•	Undo various anti-takeover related provisions
•	Reduction or elimination of super-majority vote requirements
•	Anti-greenmail provisions
•	Submit audit firm ratification to shareholder votes
•	Audit firm rotations every five or more years
•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales
•	Report on executive retirement benefit plans
•	Require two-thirds of board to be independent
•	Separation of chairman and chief executive posts
2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:
•	Requiring directors to own large amounts of stock before being eligible to be elected
•	Restoring cumulative voting in the election of directors
•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
•	Restrictions banning future stock option grants to executives except in extreme cases
3. Additional shareholder proposals require case-by-case analysis
•	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
•	Requirements that stock options be performance-based
•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval
•	Shareholder access to nominate board members
•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.
III. Conflicts of Interest
Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Cramer, Rosenthal, McGlynn, LLC
Proxy Voting Procedures
In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.
Proxy Voting Process
CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.
The Voting Process
Review of Proxy Solicitation Materials/Independent Recommendations
CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;(6) and (iii) voting recommendations intended to generally maximize shareholder value.
In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.
ISS Standard Proxy Voting Guidelines Summary
The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.(7)As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
Auditors
Vote for proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent. Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

(6)	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).
(7)	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

Majority of Independent Directors/Establishment of Committees
Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make shareholder action by written consent.
Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholder to act independently of management.
Supermajority Vote Requirements
Vote against proposals to require a supermajority shareholder vote.
Vote for proposals to lower supermajority vote requirements.
Cumulative Voting
Vote against proposals to eliminate cumulating voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.
Confidential Voting
Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
Mergers and Corporate Restructurings
Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
Reincorporation Proposals
Proposals to change a company’ s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “decaled” blank check preferred stock (stock that cannot be used as a takeover defense).
Management Compensation
Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.
Employee, Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals regarding Executive and Director Pay
Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals on Compensation
Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.
Securities on Loan
Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.
Clients Who Vote Their Own Proxies
CRM clients may retain the authority to vote their own proxies in their discretion.
Conflicts and Potential Conflicts of Interest
CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.
Disclosure
CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping
CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.
Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.
The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.
Eaton Vance Management
Eaton Vance Management
Boston Management and Research
Eaton Vance Investment Counsel
Proxy Voting Policies and Procedures
I. Introduction
Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).
II. Overview
Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.
The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.
Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.
No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.
III. Roles and Responsibilities
A. Proxy Administrator
The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.
For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.
If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.
If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.
The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.
IV. Proxy Voting Guidelines (“Guidelines”)
A. General Policies
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.
When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.
B. Proposals Regarding Mergers and Corporate Restructurings
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.
C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.
D. Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues
The Advisers generally support management on social and environmental proposals.
F. Voting Procedures
Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.
1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.
2. NON-VOTES: Votes in Which No Action is Taken
The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.
Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.
3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted
If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.
The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.
V. Recordkeeping
The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:
•	A copy of the Advisers’ proxy voting policies and procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.
All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.
VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients
A. Assessment of Agent
The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.
B. Conflicts of Interest
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:
•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “ Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual or corporate client;
•	In the case of a Fund, its board of directors, any committee, subcommittee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or
•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.
The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.
If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.
The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’ s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.
Adopted June 6, 2003
As Revised January 20, 2005
As Revised August 8, 2005
As Revised February 1, 2006
As Revised August 10, 2009
Fort Washington Investment Advisors, Inc.
Proxy Voting Policies and Procedures
Fort Washington Investment Advisors, Inc., (the “Adviser”) shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.

The Adviser’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:
•	maintain or strengthen the shared interests of stockholders and management;
•	increase shareholder value; and
•	maintain or increase shareholder rights generally.
Proxy votes will generally be cast against proposals having the opposite effect of the above. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where is threatened, must not be compromised.
We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.
We believe that proposals addressing strictly social or political issues are immaterial to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.
We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
We (and our employees) and/or an independent third party provider shall vote in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot.
We review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee. The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:
If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part; we may engage an independent third-party to determine how the proxy should be voted; or we may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We will use commercially reasonable efforts to determine whether a potential conflict may exist.
We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.
Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy-voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy-voting information to a client for which we are responsible for voting proxies upon written request. Clients should contact our Director of Client Services to make such a request.
Our Proxy Voting Procedures and Policy will be reviewed annually. The Proxy Policy Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment adviser.
Invesco Advisers, Inc.
Proxy Voting Policies and Procedures
January 2010
I.2. PROXY POLICIES AND PROCEDURES – RETAIL
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. Policy Statement
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco's typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. Operating Procedures and Responsible Parties
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco's Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors – In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.
Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance – Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.
•	Auditors and Audit Committee members – Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’ s financial statements and reports.
•	Majority standard in director elections – The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.
•	Classified boards – Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
•	Supermajority voting requirements – Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.
•	Responsiveness – Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.
•	Cumulative voting – The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
•	Shareholder access – On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation – Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.
•	Equity-based compensation plans – When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.
•	Employee stock-purchase plans – Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements – Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.
VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest: If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds: Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. Recordkeeping
Records are maintained in accordance with Invesco's Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Jennison Associates LLC
Proxy Voting Policy Summary
Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.
In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.
In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.
For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.
It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.
J.P. Morgan Investment Management Inc.
Proxy Voting Procedures and Guidelines
Part I: JPMorgan Asset Management Global
Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2
_______________________
1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.
2 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.
C. The Proxy Voting Process - Continued
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “ Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•	JPMorgan Chase Bank , NA
•	J.P. Morgan Asset Management (UK) Limited
•	J.P. Morgan Investment Management Inc.
•	JF Asset Management Limited
•	JF Asset Management (Singapore) Limited
•	JF International Management Inc.
•	J.P. Morgan Private Investments, Inc.
•	Security Capital Research & Management Incorporated
•	Bear Stearns Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
Part II.A: North America Proxy Voting
1. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or
2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or
4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or
7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.
8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.
2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;
•	All-independent key committees;
•	Committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors; and
•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6g. Board Size
Vote for proposals to limit the size of the board to 15 members.
6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
7k.Exclusive Venue
Generally, vote against management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes.

8. Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “ blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.
Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.
Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.
We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.
Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).
9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d.Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.
Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.
9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
9k.Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
9l.Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
10. Incorporation
10a. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
10b. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’ s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.
12a. Energy and Environment
Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.
Vote case-by-case on proposals that request companies to outline their preparedness to comply with international policies related to climate change.
Vote case-by-case on disclosure reports that seek additional information.
Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.
Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.
Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.
Vote case-by-case on proposals requesting a company report on its energy efficiency policies.
Generally, vote against proposals requesting greater disclosure of hydraulic fracturing operations unless there is evidence that the company’s competitors are subject to similar disclosure obligations and taking into consideration significant controversies, fines or litigation regarding the company’s action related to this issue.
12b. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12c. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12e. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12f. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12g. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
12h. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12i. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
12j. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
12k. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;
•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.
Merganser Capital Management, Inc.
Policies and Procedures
Proxy Voting Policy – Proxy Voting
Adopted: October 5, 2004
Amended: November 16, 2006
Purpose:
The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.
Background:
Rule 275.206(4)-6 of the Investment Advisers Act of 1940 governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.
Policy:
Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.
If requested, Merganser will offer our clients advice on proxy questions.
Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients.
If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
Procedures – Proxy Voting
Adopted: October 5, 2004
Amended: November 16, 2006
Definitions and Limitations:
Not applicable.
Procedures:
Receipt of proxies
Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet. Document is in U:\POND\Compliance Documents\Compliance Testing Control Sheets\Proxy Voting Control Sheet.xls.

Review of proxy material
Compliance will review the proxy material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.
Advising clients of our recommendations
Unless Merganser has been directed by the client to vote all proxies without consulting them, the Director of Client Service (“DCS”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
DCS will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the DCS, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.
Voting proxies
The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.
Recordkeeping
A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
Compliance will update the Proxy Voting Control sheet.
Ranger investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the CCO.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. These beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm has engaged the services of RiskMetrics Group, ISS Governance Services (“ISS”) to assist it with administration of the proxy voting process. In addition to general administration assistance, ISS services also include proxy voting recommendations based upon research and guidelines published by ISS. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from ISS recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
•	Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.

•	Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
•	Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
•	Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’ s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
•	Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
•	whether the proposed acquisition price represents fair value;
•	whether shareholders could realize greater value through other means; and
•	whether all shareholders receive equal/fair treatment under the merger acquisition terms.
•	Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:
•	whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
•	whether the company’s longer term prospects will be positively affected by the proposal.
•	Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
•	Share Option Plans – The Firm will generally vote against proposals which authorize:
•	more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
•	the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
•	the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
•	Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
•	Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm will first seek to apply the general guidelines discussed above without regard to the conflict. If the guidelines discussed above do not apply, the Firm will evaluate the situation and document the issue and resolution on a Proxy Voting Exception Report. The resolution may very well include notifying the beneficial owners of such conflict, describe how the Firm proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, the Firm will vote as indicated in its notice to investors.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
1.	The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.

2.	The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized ISS to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
3.	The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.
Thornburg Investment Management, Inc.
Thornburg Investment Trust
Proxy Voting Policy
March 2012
Policy Objectives
This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.
The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.
This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Please see the Glossary of Terms for definitions of terms used in this Policy.
Voting Objectives
This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.
A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security. It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.
TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).
ERISA Accounts
Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:
(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;
(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and
(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator
The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:
(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;
(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;
(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;
(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);
(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and
(f)	Recordkeeping in accordance with “Recordkeeping”, below.
The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.
Assembling Voting Information
The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.
Portfolio Managers
The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.
Accumulating Voting Results
The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:
(a)	The name of the issuer of the portfolio security;
(b)	The exchange ticker symbol of the portfolio security;
(c)	The CUSIP number for the portfolio security;
(d)	The shareholder meeting date;
(e)	A brief identification of the matter voted on;
(g)	Whether a vote was cast on the matter;
(h)	How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and
(i)	Whether we cast the vote for or against management.
TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.
Resolution of Conflicts of Interest
In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any

Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.
Communicating Votes
The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.
Record of Voting Delegation
The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.
Comment on Voting
It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.
Joining Insurgent or Voting Committees
It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.
Social Issues
It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”
Voting Restrictions in Certain Non-US Markets
Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.
Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.
Annual Review of Policy Function
Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:
(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;
(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;
(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and
(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.
Recordkeeping
The Proxy Voting Coordinator shall maintain the following records:
(a)	Copies of this Policy as from time to time revised or supplemented;
(b)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;
(c)	Voting Results for each Investment Client;
(d)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;
(e)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and
(f)	Communications to Investment Clients respecting Conflicts of Interest.
The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:
(a)	All written reports arising from annual reviews of policy function; and
(b)	Chronological record of proxy voting records reviewed by quarter.
All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.
Glossary of Terms
“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.
“Chief Compliance Officer” means the Chief Compliance Officer of TIM.
“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.
“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.
“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.
“Investment Company” means a company registered as such under the Investment Company Act.
“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.
“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.
“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.
“TIM” means Thornburg Investment Management, Inc.
“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
A. Appointment of Proxy Administrator
TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
B. Initial Review
1. The Proxy Administrator will collect from each Sub-Adviser:
a)	its Sub-Adviser Proxy Policy;
b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
C. Subsequent Review
TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
D. Record of Proxy Votes Exercised by Sub-Adviser
The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
A. Use of Independent Third Party
If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
B. Conflict with View of Independent Third Party
If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
C. Asset Allocation Portfolios
For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
A. Records Generally Maintained
In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.

B. Records for TAM Exercise of Proxy Voting Authority
In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
C. Records Pertaining to Sub-Adviser Proxy Policies
The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
D. Time Periods for Record Retention
All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2012
Wellington Management Company, LLP
Global Proxy Voting Guidelines
Introduction
Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.
Voting Guidelines
Composition and Role of the Board of Directors
•	Election of Directors: Case-by-Case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against
We will also vote in favor of shareholder proposals seeking to declassify boards.
•	Adopt Director Tenure/Retirement Age (SP): Against
•	Adopt Director & Officer Indemnification: For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
•	Allow Special Interest Representation to Board (SP): Against
•	Require Board Independence: For
We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
•	Require Key Board Committees to be Independent. For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.
•	Approve Directors’ Fees: For
•	Approve Bonuses for Retiring Directors: Case-by-Case
•	Elect Supervisory Board/Corporate Assembly: For
•	Elect/Establish Board Committee: For
•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
•	Adopt/Amend Stock Option Plans: Case-by-Case
•	Adopt/Amend Employee Stock Purchase Plans: For
•	Approve/Amend Bonus Plans: Case-by-Case
In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
•	Approve Remuneration Policy: Case-by-Case
•	To approve compensation packages for named executive Officers: Case-by-Case
•	To determine whether the compensation vote will occur every1, 2 or 3 years: 1 Year
•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
•	Expense Future Stock Options (SP): For
•	Shareholder Approval of All Stock Option Plans (SP): For
•	Disclose All Executive Compensation (SP): For
Reporting of Results
•	Approve Financial Statements: For
•	Set Dividends and Allocate Profits: For
•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
•	Elect Statutory Auditors: Case-by-Case
•	Shareholder Approval of Auditors (SP): For
Shareholder Voting Rights
•	Adopt Cumulative Voting (SP): Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
•	Shareholder Rights Plans Case-by-Case
Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
•	We generally support plans that include:
•	Shareholder approval requirement
•	Sunset provision
•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
•	Authorize Blank Check Preferred Stock: Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
•	Eliminate Right to Call a Special Meeting: Against
•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case
•	Increase Supermajority Vote Requirement: Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
•	Adopt Anti-Greenmail Provision: For
•	Adopt Confidential Voting (SP): Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
•	Remove Right to Act by Written Consent: Against

Capital Structure
•	Increase Authorized Common Stock: Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
•	Approve Merger or Acquisition: Case-by-Case
•	Approve Technical Amendments to Charter: Case-by-Case
•	Opt Out of State Takeover Statutes: For
•	Authorize Share Repurchase: For
•	Authorize Trade in Company Stock: For
•	Approve Stock Splits: Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
•	Approve Recapitalization/Restructuring: Case-by-Case
•	Issue Stock with or without Preemptive Rights: Case-by-Case
•	Issue Debt Instruments: Case-by-Case
Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
•	Disclose Political and PAC Gifts (SP): Case-by-Case
•	Report on Sustainability (SP): Case-by-Case
Miscellaneous
•	Approve Other Business: Against
•	Approve Reincorporation: Case-by-Case
•	Approve Third-Party Transactions: Case-by-Case
Dated: March 8, 2012
Global Proxy Policy and Procedures
Introduction
Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.
Statement of Policy
As a matter of policy, Wellington Management:
1.	Takes responsibility for voting client proxies only upon a client’s written request.
2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3.	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.
4.	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.
5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.
8.	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.
9.	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.
Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.
Statement of Procedures
Wellington Management has in place certain procedures for implementing its proxy voting policy.
General Proxy Voting
Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.
Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.
Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Material Conflict of Interest Identification and Resolution Processes: Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance

Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.
Additional Information: Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: July 8, 2009

Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, except as otherwise noted.
AEGON USA Investment Management, LLC
Transamerica Partners Money Market
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Doug Weih, CFA
Garry Creed, CFA
Brian Barnhart
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Doug Weih, CFA
Garry Creed, CFA
Brian Barnhart

Aronson Johnson Ortiz, LP (“ AJO”)
Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger and Christopher J. W. Whitehead (the “AJO Team”) are responsible for the day-to-day supervision of the Transamerica Partners Large Core Portfolio.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
AJO Team
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
AJO Team

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
AJO Team
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
AJO Team

Compensation
Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even firm-wide assets. Presently AJO has no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the funds and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts – accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.
AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
BlackRock Financial Management, Inc. (“BlackRock”)
Transamerica Partners Balanced Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bob Miller
Rick Rieder
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bob Miller
Rick Rieder

Transamerica Partners Core Bond Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bob Miller
Rick Rieder
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bob Miller
Rick Rieder

Transamerica Partners Inflation-Protected Securities Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Martin Hegarty
Brian Weinstein
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Martin Hegarty
Brian Weinstein

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation
Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured
Among other things, BlackRock’ s Chief Investment Officers make a subjective determination with respect to each portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:
Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
Bob Miller Rick Rieder	Transamerica Partners Balanced Portfolio Transamerica Partners Core Bond Portfolio	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Brian Weinstein	Transamerica Partners Inflation-Protected Securities Portfolio	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards: From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Messrs. Miller, Rieder and Weinstein have each received long-term incentive awards.
Deferred Compensation Program: A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options.
Messrs. Hegarty, Miller, Rieder and Weinstein have each participated in the deferred compensation program.
Other compensation benefits
In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans: BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hegarty, Rieder, and Weinstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hegarty, Rieder, and Weinstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.
To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Columbus Circle Investors (“ CCI”)
Transamerica Partners Mid Growth Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Clifford Fox
Michael Iacono
Katerina Wasserman
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Clifford Fox
Michael Iacono
Katerina Wasserman

Compensation
CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:
a.	Base Salary – Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.	Bonus – Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s). Performance is reviewed at least annually.
A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.
A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.
c.	Equity Payments – Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.
All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan].
Conflicts of Interest
CCI's Code of Ethics includes, among others, the following statements related to conflicts of interest:
•	Columbus Circle Investors has an affirmative duty of utmost good faith to act solely in the best interests of its Advisory Clients.
•	Place the interests of our Advisory Clients first – In other words, as a fiduciary you must scrupulously avoid serving your own personal interests ahead of the interests of our Advisory Clients. You may not cause an Advisory Client to take action, or not to take action, for your personal benefit rather than the benefit of the Advisory Client.
•	You must not take any action in connection with your personal investments that could cause even the appearance of unfairness or impropriety.
•	Avoid taking inappropriate advantage of your position – The receipt of investment opportunities, gifts or gratuities from persons seeking business with Columbus Circle Investors directly or on behalf of an Advisory Client could call into question the independence of your business judgment.
In addition, our compliance program is designed to address the specific conflicts of interest related to our business, and regularly reviewed, tested and managed accordingly.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Cramer, Rosenthal, McGlynn, LLC (“CRM”)
Transamerica Partners Mid Value Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jay B. Abramson
Robert L. Rewey, III, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jay B. Abramson
Robert L. Rewey, III, CFA

Mr. Abramson and Mr. Rewey are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM mid-cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid-cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.
Compensation
The compensation package for these portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to CRM’s success. A 401(k) plan is also offered with a company matching component.

The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.
The benchmark used to determine the bonuses of Mr. Abramson and Mr. Rewey is the Russell Midcap® Value Index.
Bonuses vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s bonus is based upon relative performance of their assigned portfolios compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.
The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM’s underlying valuation, as well as the exercise price. Options generally vest over a three-year period.
Conflicts of Interest
As an investment management firm with a diverse group of clients and various types of investment products, the firm and its personnel sometimes have conflicts of interest. You and your family have personal interests that may at times conflict with CRM client interests. We cannot completely eliminate conflicts of interest, but we must handle them properly. Conflicts of interest that are not properly handled may result in violations of law, liability for damages, and harm to our reputation for honest and fair dealing.
Conflicts of interest come in many shapes and sizes, and we can’t predict every type of conflict that may occur. Some conflicts can be handled with specific rules and procedures. Other conflicts must be addressed on a case by case basis using good judgment based upon our fundamental principles outlined below.
CRM expects its employees to be alert to conflicts of interest at all times, especially in any investments that are made in personal accounts, for both the employee and his or her family. Employees must also be sensitive to activities that might appear to others to involve conflicts of interest. There are many steps that an employee can take to reduce the likelihood of conflicts of interest, and CRM expects its employees to take these steps whenever possible.
Fundamental Principles for Addressing Conflicts of Interest
Here are the fundamental principles that CRM expects you to follow when you face a conflict of interest:
•	We Put Our Clients’ Interests First – Conflicts may arise between the interests of CRM or its personnel, on one hand, and CRM clients on the other hand. We resolve any conflicts between our interests and those of our clients in favor of our clients unless they have clearly agreed to a different approach. This principle is based on our fiduciary duty to our clients, which requires us to consider the best interests of our clients in everything we do.
•	We Resolve Conflicts Among Our Clients Fairly – There may be conflicts of interest among different CRM clients. For example if we have only a limited supply of an attractive investment, we may have conflicts allocating it among our clients. There may also be conflicts as a result of inconsistent holdings or transactions when we are pursuing different investment strategies for different clients.
We provide each client with the investment products or services to which the client is entitled and do not improperly favor one client over another. This does not mean we make the same investments for all clients or offer the same products or terms to all clients. However, we otherwise treat our clients on an equal footing, except in those cases where they agree or understand that there will be a different approach. In particular, except when otherwise agreed or understood by clients, we may not favor the interests of larger or more lucrative clients over the interests of other clients.
•	Don’t Try to Handle Conflicts of Interest Alone – It is very risky for you to handle a conflict of interest by yourself. Even if you try to handle it in good faith, you may not be sensitive to all the issues involved and it may appear to others that you were trying to take improper advantage of a client.
You should make sure that your supervisor is aware of any conflicts that arise affecting your work at CRM or your personal affairs. If, for any reason, you are not comfortable raising a conflict of interest with you supervisor, you should raise it with CRM’s General Counsel or a member of the Compliance Committee.
Specific Policies for Addressing Conflicts of Interest
CRM has adopted the following specific policies to help you address some conflicts of interest. You must strictly observe these policies. You must also be alert for conflicts of interest that are not covered by these policies and handle them according to the fundamental principles above.
•	Code of Ethics – This code governs your personal investing activity and is designed to help you comply with legal restrictions on your personal investments and honor your duties to CRM clients.

•	Trade Allocation Policy – This policy governs how securities trade and investment opportunities are allocated among different client accounts. It is designed to assure that all clients are treated fairly.
•	Policy Statement on Insider Trading – This policy aides you in the handling of any material, non-public information of which you may become aware.
•	Soft Dollar Policy – This policy addresses CRM’s policies in this area and is intended so that CRM’s use of soft dollars is done in compliance with applicable law and in the best interests of our clients and for the benefit of our clients.
Ownership of Securities
As of December 31, 2012, Mr. Abramson beneficially owned between $100,001 and $500,000 in shares of securities in the funds that invest in the Mid Value Portfolio and Mr. Rewey beneficially owned between $100,001 and $500,000 in shares of securities in the funds that invest in the Mid Value Portfolio.
Eaton Vance Management (“Eaton Vance Management”)
Transamerica Partners High Yield Bond Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Linda Carter, CFA
Michael W. Weilheimer, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Linda Carter, CFA
Michael W. Weilheimer, CFA

Compensation
Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management’s corporate parent, Eaton Vance Corp., and restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance employees.
Compensation of Eaton Vance Management’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, equity awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.
Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk adjusted performance measures include but are not limited to the Sharpe ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance Management’s management not to provide a fair comparison, performance instead may be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income) consideration is given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) includes consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Eaton Vance Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance Management participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management’s overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of High Yield Bond Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among High Yield Bond Portfolio and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between High Yield Bond Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to High Yield Bond Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Eaton Vance Management has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Eaton Vance Management’s trading practices, including among other things, the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Fort Washington Investment Advisors, Inc. (“Fort Washington”)
Transamerica Partners Small Core Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Richard R. Jandrain III
Daniel J. Kapusta
Bihag N. Patel, CFA
David K. Robinson, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Richard R. Jandrain III
Daniel J. Kapusta
Bihag N. Patel, CFA
David K. Robinson, CFA

Compensation
All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of FWIA as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.
Conflicts of Interest
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).

Invesco Advisers, Inc. (“ Invesco”)
Transamerica Partners Small Core
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Abata, CFA
Charles Ko, CFA
Anthony Munchak, CFA
Glen Murphy, CFA
Francis Orlando, CFA
Andrew Waisburd
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Abata, CFA
Charles Ko, CFA
Anthony Munchak, CFA
Glen Murphy, CFA
Francis Orlando, CFA
Andrew Waisburd

* Includes performance fee accounts.
Compensation
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
•	Base Salary – Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
•	Annual Bonus – The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Sub-Adviser	Performance time period(1)
Invesco (2)	One-, Three- and Five-year performance against Fund peer group.

(1)	Rolling time periods based on calendar year-end.
(2)	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
•	Equity-Based Compensation – Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.

Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
•	Invesco determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
Invesco and the Invesco Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Jennison Associates LLC (“ Jennison”)
Transamerica Partners Large Growth Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair A. Boyer
Michael A. Del Balso
Spiros “Sig” Segalas
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair A. Boyer
Michael A. Del Balso
Spiros “Sig” Segalas

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
**	Excludes performance fee accounts.
***	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.
The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices (Russell 1000® Growth Index), and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.
Conflicts of Interest
In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.
Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).

J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica Partners Mid Value Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Gloria Fu, CFA
Lawrence Playford, CFA
Jonathan K. L. Simon
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Gloria Fu, CFA
Lawrence Playford, CFA
Jonathan K. L. Simon

Transamerica Partners Balanced Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell, CFA
Terance Chen, CFA
Raffaele Zingone, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell, CFA
Terance Chen, CFA
Raffaele Zingone, CFA

Compensation
JP Morgan’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.
Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).

Merganser Capital Management, Inc. (“Merganser”)
Transamerica Partners High Quality Bond Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter S. Kaplan, CFA
Douglas A. Kelly, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter S. Kaplan, CFA
Douglas A. Kelly, CFA

Compensation
The compensation of Mr. Kaplan and Mr. Kelly consists of salary, bonus, and restricted shares in Annaly Capital Management, Inc. (Merganser’s parent company) which are issued under the firm’s long-term incentive plan. Each manager’s salary is determined by his overall job performance and value to Merganser. Bonus awards and restricted share grants are discretionary, and are based on each employee’s individual job performance. The size of the bonus pool is determined annually based on the profitability of the firm. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance.
Conflicts of Interest
I. Personnel Matters
A.	Code of Conduct
1. Conflicts of Interest and Employee Conduct
Policy – Conflicts of Interests and Employee Conduct
Purpose
The Code of Conduct has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (“Employees”) of Merganser Capital Management, Inc. (“Company” ).
Background
No set of rules or policies can presume to fully define “professional behavior” or “ethical conduct.” These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the Chief Compliance Officer.
Policy:
1.	Application.
The Code of Conduct applies to all employees and extends to activities within and outside their duties at Merganser.
2.	Legal and Ethical Violations.
Employees shall not knowingly participate in, or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.
3.	Conflicts of Interest.
Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.
4.	Priority of Transactions.
Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients’ and Merganser’s interests.

5.	Use of Material Nonpublic Information.
Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as “insider trading.”
6.	Duty to the Company.
Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser’s Chief Compliance Officer and the person, or entity for which they undertake independent employment or services.
7.	Preservation of Confidentiality.
Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the Chief Compliance Officer or designee.
8.	Implementation.
The Chief Compliance Officer is responsible for the implementation of the Code of Conduct, and reports to the President. He is required to formally meet with the President once a year to review the status of compliance with this policy, but may meet with the President at any time to seek guidance or to discuss matters requiring immediate attention.
9.	Acknowledgement.
All Employees must read and acknowledge receipt of a copy of this Code of Conduct. Questions regarding the policy or its implementation should be reviewed with the Chief Compliance Officer or designee.
Insider Trading
Policy – Insider Trading
Purpose:
The purpose of this Policy is to ensure that Merganser’s employees do not violate the laws governing the use of insider information.
Background:
Merganser’s reputation and the respect of those with whom it deals are among its most important assets.
Policies:
1.	Employees may not trade securities personally or on behalf of others (such as private accounts managed by Merganser) while in possession of material nonpublic information (trading by an insider).
2.	Employees may not trade securities personally or on behalf of others (such as private accounts managed by Merganser) where the information was disclosed to them by an insider in violation of the insider’s duty to keep the information confidential or was misappropriated (trading by a non-insider).
3.	Employees may not communicate material nonpublic information to others in violation of the law.
Procedures – Insider Trading
Purpose:
The purpose of these procedures is to establish what is considered insider information, what Merganser employees may and may not due when in possession of this information, and establish the penalties for “insider trading.”
Definitions and Limitations:
The term “insider trading” is not defined in the federal securities law, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an “insider”) or to communications of material nonpublic information to others.
Who is considered an “ insider?”
The concept of “insider” is broad. It includes officers, directors, and employees of a company. In addition, a person can be a “temporary insider” if he or she enters into a special confidential relationship in the conduct of a company’s affairs and as a result is given access to information solely for the company’s purposes. A temporary insider can include, among others, a company’s attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, Merganser may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, Merganser must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

What is Nonpublic Information?
Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.
What is Material Information?
Trading on inside information is not a basis for liability unless the information is material. “Material information” generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company’s securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.
Material information does not have to relate to a company’s business. For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.
Procedures:
The following procedures have been established to aid the officers, directors, and employees of Merganser in avoiding insider trading, and to aid Merganser in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of Merganser must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.
1.	Before trading for yourself or others, including accounts you may manage in a fiduciary capacity, in the securities of a company about which you may have potential inside information, ask yourself the following questions:
a. Is the information material?
b. Is this information that the investor would consider important in making his or her investment decisions?
c. Is this information that would substantially affect the market price of the securities if generally disclosed?
d. Is the information nonpublic?
e. To whom has this information been provided?
f. Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?
2.	If, after the consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:
a. Report the matter immediately to the Chief Compliance Officer.
b. Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by the Company.
c. Do not communicate the information inside or outside the Company, other than to the Chief Compliance Officer.
d. After the Chief Compliance Officer has reviewed the information, you will either be instructed to continue the prohibitions against trading and communication or you will be allowed to trade and communicate the information.
3.	Employees who trade on, or communicate to others, may be subjected to severe penalties. Both the employee and Merganser may be penalized severely for “insider” trading. The penalties may include:
a. Civil injunctions.
b. Treble damages and disgorgement of profits.
c. Jail sentences.
d. Fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
e. Fines for the employer or other controlling person up to the greater of $1,000 or three times the amount of the profit gained or loss avoided.
4.	In addition, any violation of the policy statement can be expected to result in serious sanctions by Merganser, including dismissal of the persons involved.

5.	Employees should restrict access to material nonpublic information including persons within Merganser. In addition care should be taken to ensure such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.
6.	The prevention of insider trading violations requires constant attention. Your suggestions may contribute in a critical way to the effectiveness of these procedures. If you become aware of any situation that may possibly result in an insider trading violation, you should report the situation to the Chief Compliance Officer immediately. Such a situation could involve an indiscreet member of management or the staff, or it could relate to the manner in which written communications of material nonpublic information are disseminated or otherwise handled by employees. Your suggestions for improving these procedures are always welcome and will be considered in your overall job evaluation.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Ranger investment Management, L.P. (“Ranger”)
Transamerica Partners Small Growth Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges

Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than the Transamerica Small Cap Growth Portfolio. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the Chief Compliance Officer. For example, employees are required to receive pre-clearance from a member of Ranger’s compliance team prior to engaging in securities transactions in their personal accounts. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information.

Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.
Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process
Compensation
Ranger’s portfolio manager is a principal of the Firm and is entitled to profits interest in the Firm, which is a function of Ranger’s profitability after all operating expenses including bonuses. The portfolio manager is generally also entitled to a salary and a variable annual bonus, but of which the portfolio manager is currently forgoing.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.
Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Thornburg Investment Management, Inc. (“Thornburg”)
Transamerica Partners International Equity Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
William V. Fries, CFA
Wendy Trevisani
Lei Wang, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
William V. Fries, CFA
Wendy Trevisani
Lei Wang, CFA

Compensation
The compensation of each co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.
Conflicts of Interest
Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:
•	Allocating a favorable investment opportunity to one account but not another.
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.
Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
Transamerica Asset Management, Inc. (“TAM”)
Transamerica Asset Allocation Funds
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA
William D. Nobles IV, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA
William D. Nobles IV, CFA

Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determines the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).

Wellington Management Company, LLP (“Wellington”)
Transamerica Partners Small Core Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy J. McCormack, CFA
Shaun F. Pedersen
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy J. McCormack, CFA
Shaun F. Pedersen

Transamerica Partners Large Growth Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul E. Marrkand, CFA
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand, CFA

Transamerica Partners Small Value Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy J. McCormack, CFA
Shaun F. Pedersen
Fee Based Account (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy J. McCormack, CFA
Shaun F. Pedersen

In connection with providing investment advisory services to our clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:
•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
•	FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.
•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
•	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Compensation
Wellington Management receives a fee based on the assets under management of each portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and Transamerica Asset Management, Inc. on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2011.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marrkand, McCormack, and Pedersen are partners of the firm.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Partners Large Growth Portfolio	Russell 1000® Growth Index
Transamerica Partners Small Core Portfolio	Russell 2000® Value Index
Transamerica Partners Small Value Portfolio	Russell 2000® Value Index

Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Ownership of Securities
As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).
BlackRock Fund Advisors (“ BlackRock”)
S&P 500 Stock Master Portfolio
As of December 31, 2011, the individuals named as portfolio managers in the Prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Stock Master Portfolio (the underlying portfolio in which the Investors Stock Index Fund and the Institutional Stock Index Fund invest), as indicated.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher Bliss
Edward Corallo
Greg Savage
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher Bliss
Edward Corallo
Greg Savage

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
•	Base compensation – Generally, portfolio managers receive base compensation based on their position with the firm.
•	Discretionary Incentive Compensation – Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’ s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage’s performance is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards: From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program: A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other compensation benefits: In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
•	Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.
Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Securities
As of December 31, 2012, the portfolio managers did not beneficially own shares of the S&P 500 Stock Master Portfolio.

Transamerica Partners Portfolios also executed this registration statement.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Declaration of Trust of the Registrant (3)

(b)	By-Laws of the Registrant (3)

(d)(1)	Investment Advisory Agreement between the Registrant and Transamerica Asset Management Inc. (“TAM”) dated March 1, 2013 [to be filed by amendment]

(e)	Underwriting Agreement between the Registrant and Transamerica Capital Inc. (“TCI”) (3)

(f)	Amended and Restated Board Members Deferred Compensation Plan dated January 1, 2010 (7)

(g)(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (1)

(g)(2)	Amended Custodian Contract Fee Schedule dated February 1, 2008 (4)

(g)(3)	Amendment to Custody Agreement dated December 17, 2012 (filed herein)

(h)(1)	Administrative Services Agreement, dated July 15, 2010, between the Registrant and Transamerica Fund Services, Inc. (“TFS”) (9)

(h)(2)	Amended Services Agreement dated February 1, 2012 and Amended and Restated Schedule A dated May 1, 2012 (10)

(h)(3)	Transfer Agent Agreement between the Registrant and TFS (3)

(h)(4)	Expense Reimbursement Letter Agreement between the Registrant and TAM (3)

(h)(5)	Form of Third Party Feeder Agreement between the Registrant, and Master Investment Portfolio (2)

(h)(6)	Sub-Administration Agreement dated December 17, 2012 (filed herein)

(i)(1)	Opinion of Counsel from Bingham Dana & Gould LLP dated April 25, 1996 (1)

(i)(2)	Opinion and Consent of Counsel [to be filed by amendment]

(j)(1)	Consent of Independent Registered Public Accounting Firm-PricewaterhouseCoopers LLP [to be filed by amendment]

(j)(2)	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP [to be filed by amendment]

(l)	Investor Representation Letter of Initial Shareholder (1)

(m)	Amended and Restated Distribution Plan (3)

(o)	Reserved

(p)(1)	Code of Ethics, dated January 3, 2012, of TAM and the Registrant (10)

(p)(2)	Code of Ethics of TCI (3)

(p)(3)	Code of Ethics of Aronson+Johnson+Ortiz (7)

(p)(4)	Code of Ethics for BlackRock Affiliated Companies (7)

(p)(5)	Code of Ethics for Columbus Circle Investors (10)

(p)(6)	Code of Ethics for Cramer, Rosenthal, McGlynn, LLC (10)

(p)(7)	Code of Ethics for Eaton Vance Management (10)

(p)(8)	Code of Ethics for Fort Washington Investment Advisors, Inc. (7)

(p)(9)	Code of Ethics for GE Asset Management, Inc. (10)

(p)(10)	Code of Ethics for Goldman Sachs Asset Management, L.P. (7)

(p)(11)	Code of Ethics for Invesco Advisers, Inc. (7)

(p)(12)	Code of Ethics for Jennison Associates, LLC (9)

(p)(13)	Code of Ethics for J.P. Morgan Investment Management, Inc. (7)

(p)(14)	Code of Ethics for Merganser Capital Management L.P. (7)

(p)(15)	Code of Ethics for Mesirow Financial Management, Inc. (7)

(p)(16)	Code of Ethics for OFI Institutional Asset Management, Inc. (7)

(p)(17)	Code of Ethics for Ranger Investment Management, L.P. [to be filed herein]

(p)(18)	Code of Ethics for Thornburg Investment Management, Inc. (10)

(p)(19)	Code of Ethics for Wellington Management Company, LLP (10)

(p)(20)	Code of Ethics for Western Asset Management and Western Asset Management Company (7)

(q)(1)	Powers of Attorney (10)

(q)(2)	Power of Attorney, dated September 22, 2011, for Master Investment Portfolio (10)

(1)	Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File No. 333-00295) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 3, 1996.
(2)	Incorporated herein by reference from Post-Effective Amendment No. 8 to the Registration Statement as filed with the Commission on June 28, 2000.
(3)	Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registration Statement as filed with the Commission on February 28, 2008.
(4)	Incorporated herein by reference from Post-Effective Amendment No. 95 to the Registration Statement of Transamerica Funds (File No. 811-04556) as filed with the Commission on February 27, 2009.
(5)	Incorporated herein by reference from Post-Effective Amendment No. 29 to the Registration Statement as filed with the Commission on April 30, 2009.
(6)	Incorporated herein by reference from Post-Effective Amendment No. 30 to the Registration Statement as filed with the Commission on February 26, 2010.
(7)	Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registration Statement as filed with the Commission on April 30, 2010.
(8)	Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registration Statement as filed with the Commission on February 25, 2011.
(9)	Incorporated herein by reference from Post-Effective Amendment No. 33 to the Registration Statement as filed with the Commission on April 29, 2011.
(10)	Incorporated herein by reference from Post-Effective Amendment No. 35 to the Registration Statement as filed with the Commission on April 27, 2012.

Item 29. Persons Controlled by or Under Common Control with Registrant.

To the knowledge of the Registrant, neither the Registrant nor any series thereof controls or is under common control with any other person. The Registrant has no subsidiaries.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Declaration of Trust, previously filed as an Exhibit to the Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust’s Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

Item 31. Business and Other Connections of Investment Advisers.

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years
Transamerica Asset Management, Inc. (“TAM”) 570 Carillon Parkway St. Petersburg, FL 33716	Investment Adviser to Registrant	Thomas A. Swank, President and Chief Executive Officer	N/A
		Timothy S. Galbraith, Senior Vice President and Chief Investment Officer, Alternative Investments	N/A

		Dennis P. Gallagher, Director, Senior Vice President, General Counsel, Secretary and Operations	N/A

		Karen D. Heburn, Senior Vice President, Chief Financial Officer and Treasurer	N/A

		Todd R. Porter, Senior Vice President and Chief Investment Officer, Asset Allocation	N/A

		Christopher A. Staples, Director, Senior Vice President and Chief Investment Officer, Advisory Services	N/A

		Ranjit Bhatia, Vice President	N/A

		Timothy J. Bresnahan, Vice President and Senior Counsel	N/A

		Robert S. Lamont, Jr., Vice President and Senior Counsel	N/A

		Williams Nobles, Vice President	N/A

		Angelo Ojeda, Vice President	N/A

		Pratik Patel, Vice President	N/A

		Amy Powell, Vice President	N/A

		T. Gregory Reymann, II, Vice President, Chief Compliance Officer and Chief Risk Officer	N/A

		Kudzai Sihlangu, Vice President	N/A

		Elizabeth Strouse, Vice President	N/A

Kristina L. Bartscht, Assistant Vice President and Advertising Manager	N/A

Sarah L. Bertrand, Assistant Vice President	N/A

Anthony D. Pedata, Senior Compliance Officer	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Aronson Johnson Ortiz 230 South Broad Street 20th Floor Philadelphia, PA 19102	Sub-Adviser to Transamerica Partners Institutional Large Core and Transamerica Partners Institutional Large Value

Theodore R. Aronson

Stefani Cranston

Joseph F. Dietrick

Daniel J. DiSanto

Douglas D. Dixon

Paul Dodge

Shafiq K. Ebrahim

Gina Marie N. Moore

Martha E. Ortiz

Gregory J. Rogers

R. Brian Wenzinger

Christopher J. W. Whitehead

None

* * *

Barclays Fund Advisors (“BFA”), a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. BTC, located at 400 Howard Street, San Francisco, California 94105, serves as adviser to S&P 500 Stock Master Portfolio in which Transamerica Partners Stock Index invests in. BFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The information required by this Item 31 about officers and directors of BFA, together with information as to an other business profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV, filed by BFA pursuant to the Investment Advisers Act of 1940 (File No. 801-22609).

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499	Sub-Adviser to Transamerica Partners Institutional Money Market	Bradley J. Beman, Manager, Chief Investment Officer, Executive Vice President	N/A

		Jacqueline D. Griffin, Manager, Executive Vice President	N/A

		David L. Blankenship, Manager, President	N/A

		Kirk W. Buese, Executive Vice President – Private and Structured Finance Officer	N/A

		Daniel P. Fox, Executive Vice President – Risk Management	N/A

		Garry E. Creed, Senior Vice President	N/A

		Mark E. Dunn, Senior Vice President	N/A

		Robert Fitzsimmons, Senior Vice President	N/A

		Michael C. Fogliano, Senior Vice President	N/A

		Kevin A. Giles, Senior Vice President – New Initiatives	N/A

		David R. Halfpap, Senior Vice President	N/A

		Karen E. Hufnagel, Senior Vice President, Chief Operating Officer	N/A

		Calvin W. Norris, Senior Vice President	N/A

		Eric C. Perry, Senior Vice President	N/A

		Stephanie M. Phelps, Manager, Senior Vice President, Treasurer and Chief Financial Officer	N/A

		James K. Schaeffer, Jr., Senior Vice President	N/A

		Sarvjeev S. Sidhu, Senior Vice President	N/A

		Jon L. Skaggs, Senior Vice President	Family Business

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
		Douglas A. Weih, Senior Vice President	N/A

		Brian Westhoff, Senior Vice President	N/A

		Jeffrey A. Whitehead, Senior Vice President	N/A

		Darlene Greene, Senior Vice President – Human Resources	N/A

		John F. Bailey, Vice President	N/A

		James K. Baskin, Vice President	Family Business

		Peter Brennan, Vice President	N/A

		Tim Carlson, Vice President	N/A

		Douglas A. Dean, Vice President	N/A

		Bradley D. Doyle, Vice President	N/A

		Scott P. Hassenstab, Vice President	N/A

		William J. Henricksen, Vice President	N/A

		Frederick B. Howard, Vice President	N/A

		Stephen M. Lempa, Vice President	N/A

		Clayton R. McBride, Vice President	N/A

		Christopher D. Pahlke, Vice President	N/A

		Michael J. Parrish, Vice President	N/A

		Greg A. Podhajsky, Vice President	N/A

		Josua D. Prieskorn, Vice President	N/A

		Michael S. Smith, Vice President	N/A

		Michael A. Urban, Vice President	N/A

		James Rich, Vice President	N/A

		Jason Felderman, Vice President	N/A

		Rishi Goel, Vice President	N/A

		Xueging (Sam) Wang, Vice President	N/A

		Laurence Grant, Vice President	N/A

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
		Paul Johnson, Vice President – Internal Communications	N/A

		Matt Buchanan, Vice President	N/A

		Dennis J. Mochal, Vice President	N/A

		Dave Saletta, Vice President	N/A

		Barry Seeman, Vice President	N/A

		Richard J. Walz, Chief Compliance Officer	N/A

		Renee D. Montz, Secretary, General Counsel	N/A

		Sean C. Monaghan, Assistant Secretary, Counsel	N/A

		Tracy S. Cassidy, Assistant Secretary	N/A

		Stephanie L. Steele, Assistant Treasurer	N/A

* * *

BlackRock Financial Management, Inc. (“BlackRock Financial”) 55 East 52nd Street New York, NY 10055	Sub-adviser to Transamerica Partners Institutional Balanced, Transamerica Partners Institutional Core Bond, Transamerica Partners Institutional Inflation-Protected Securities	Ann Marie Petach, Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC, Chief Financial Officer and Senior Managing Director; BlackRock Advisors Holdings, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Advisors, LLC, Chief Financial Officer and Senior Managing Director; BlackRock Capital Holdings, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Capital Management, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Cayco Limited, Director; BlackRock Cayman Finco Limited, Director; BlackRock Colombia Holdco, LLC, Authorized Person; BlackRock Corporation US Inc., Chief Financial Officer; BlackRock Delaware Holdings Inc., Chief Financial Officer and Co-Chief Operating Officer; BlackRock Financial Management, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Fund Advisors, Chief Financial Officer; BlackRock Funding International, Ltd., Chief Financial Officer, Senior Managing

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Director and Director; BlackRock Funding, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Funds Services Group LLC, Chief Financial Officer and Senior Managing Director; BlackRock Holdco 2, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Institutional Trust Company, N.A. – Sydney Branch, Director; BlackRock Institutional Trust Company, N.A. – London Branch, Director; BlackRock Institutional Trust Company, National Association, Director; BlackRock International Holdings, Inc., Chief Financial Officer and Senior Managing Director; BlackRock Investment Management, LLC, Chief Financial Officer and Senior Managing Director; BlackRock Corporation US Inc., Chief Financial Officer and Senior Managing Director; BlackRock Delaware Holdings, Inc., Chief Financial Officer and Senior Managing Director

		Laurence Fink, Chief Executive Officer and Director	BAA Holdings, LLC, Chief Executive Officer; BlackRock Advisors Holdings, Inc., Chief Executive Officer and Director; BlackRock Advisors, LLC, Chief Executive Officer; BlackRock Capital Holdings, Inc., Chief Executive Officer and Director; BlackRock Capital Management, Inc., Chief Executive Officer and Director; BlackRock Corporation US Inc., Chairman, Chief Executive Officer and Director; BlackRock Delaware Holdings Inc., Chairman, Chief Executive Officer and Director; BlackRock Execution Services, Chairman and Director; BlackRock Financial Management, Inc., Chief Executive Officer and Director; BlackRock Fund Advisors , Chief Executive Officer and Director; BlackRock Funding International, Ltd., Chief Executive Officer and Director; BlackRock Funding, Inc., Chief Executive Officer and Director; BlackRock Funds Services Group LLC, Chief Executive Officer; BlackRock Holdco 2, Inc., Chief Executive Officer; BlackRock

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
International Holdings, Inc., Chief Executive Officer and Director; BlackRock Investment Management, LLC, Chief Executive Officer; BlackRock Investments, LLC, Chairman; DSP BlackRock Investment Managers Private Limited, Director

		Robert S. Kapito, President and Director	BAA Holdings, LLC, President; BlackRock Advisors Holdings, Inc., President and Director; BlackRock Advisors, LLC, President; BlackRock Capital Holdings, Inc., President and Director; BlackRock Capital Management, Inc., President and Director; BlackRock Corporation US Inc., President and Director; BlackRock Delaware Holdings Inc., President and Director; BlackRock Execution Services Director; BlackRock Financial Management, Inc., President and Director; BlackRock Fund Advisors, President and Director; BlackRock Funding International, Ltd., President and Director; BlackRock Funding, Inc., President and Director; BlackRock Funds Services Group LLC, President; BlackRock Holdco 2, Inc., President; BlackRock International Holdings, Inc., President and Director; BlackRock Investment Management, LLC, President

		Paul Audet, Senior Managing Director	BAA Holdings, LLC, Senior Managing Director; BlackRock Advisors Holdings, Inc., Senior Managing Director; BlackRock Advisors, LLC, Senior Managing Director; BlackRock Capital Holdings, Inc., Senior Managing Director; BlackRock Capital Management, Inc., Senior Managing Director; BlackRock Financial Management, Inc., Senior Managing Director; BlackRock Funding International, Ltd., Senior Managing Director; BlackRock Funding, Inc., Senior Managing Director; BlackRock Holdco 2, Inc., Senior Managing Director; BlackRock International Holdings, Inc., Senior Managing Director; BlackRock Investment Management, LLC, Senior Managing Director; BlackRock Realty Advisors, Inc., Chief Executive Officer and Senior Managing Director

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
		Matthew Mallow, General Counsel and Senior Managing Director	BAA Holdings, LLC, General Counsel and Senior Managing Director; BlackRock Advisors Holdings, Inc., General Counsel and Senior Managing Director; BlackRock Advisors, LLC, General Counsel and Senior Managing Director; BlackRock Capital Holdings, Inc., General Counsel and Senior Managing Director; BlackRock Capital Management, Inc., General Counsel and Senior Managing Director; BlackRock Execution Services, General Counsel; BlackRock Financial Management, Inc., General Counsel and Senior Managing Director; BlackRock Funding International, Ltd., General Counsel and Senior Managing Director; BlackRock Funding, Inc., General Counsel and Senior Managing Director; BlackRock Funds Services Group LLC, General Counsel and Senior Managing Director; BlackRock Holdco 2, Inc., General Counsel and Senior Managing Director; BlackRock International Holdings, Inc., General Counsel and Senior Managing Director; BlackRock Investment Management, LLC General Counsel and Senior Managing Director; BlackRock Investments, LLC, General Counsel and Senior Managing Director; BlackRock Corporation US Inc., General Counsel and Senior Managing Director; BlackRock Delaware Holdings, Inc., General Counsel and Senior Managing Director; BlackRock Fund Advisors, General Counsel and Senior Managing Director

		Amy Engel, Treasurer and Managing Director	BAA Holdings, LLC, Treasurer and Managing Director; BlackRock Advisors Holdings, Inc., Treasurer and Managing Director; BlackRock Advisors, LLC, Treasurer and Managing Director; BlackRock Capital Holdings, Inc., Treasurer and Managing Director; BlackRock Capital Management, Inc., Treasurer and Managing Director; BlackRock Corporation US Inc., Treasurer; BlackRock Delaware Holdings Inc., Treasurer; BlackRock Financial

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Management, Inc., Treasurer and Managing Director; BlackRock Finco, LLC, Treasurer; BlackRock Fund Advisors, Treasurer; BlackRock Funding International, Ltd., Treasurer and Managing Director; BlackRock Funding, Inc., Treasurer and Managing Director; BlackRock Funds Services Group LLC, Treasurer and Managing Director; BlackRock Holdco 2, Inc., Treasurer and Managing Director; BlackRock International Holdings, Inc., Treasurer and Managing Director; BlackRock Investment Management, LLC, Treasurer and Managing Director; BlackRock Corporation US Inc., Treasurer and Managing Director; BlackRock Delaware Holdings, Inc., Treasurer and Managing Director

		Charles Hallac, Chief Operating Officer and Senior Managing Director	BlackRock Advisors Holdings, Inc., Chief Operating Officer and Senior Managing Director; BlackRock Advisors, LLC, Chief Operating Officer and Senior Managing Director; BlackRock Capital Holdings, Inc., Chief Operating Officer and Senior Managing Director; BlackRock Capital Management, Inc., Chief Operating Officer and Senior Managing Director; BlackRock Corporation US Inc., Chief Operating Officer; BlackRock Financial Management, Inc., Chief Operating Officer and Senior Managing Director; BlackRock Fund Advisors, Co-Chief Operating Officer; BlackRock Funding International, Ltd., Chief Operating Officer and Senior Managing Director; BlackRock Funding, Inc., Chief Operating Officer and Senior Managing Director; BlackRock Funds Services Group LLC, Chief Operating Officer and Senior Managing Director; BlackRock Holdco 2, Inc., Chief Operating Officer and Senior Managing Director; BlackRock India Private Ltd., Director; BlackRock Institutional Services, Inc., Chief Executive Officer and President; BlackRock Institutional Trust Company, N.A. – Sydney Branch, Director;

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
BlackRock Institutional Trust Company, N.A. – London Branch, Director; BlackRock Institutional Trust Company, National Association, Chief Executive Officer, President and Director; BlackRock International Holdings, Inc., Chief Operating Officer and Senior Managing Director; BlackRock Investment Management, LLC, Chief Operating Officer and Senior Managing Director

		Barbara Novick, Senior Managing Director	BlackRock Advisors Holdings, Inc., Senior Managing Director; BlackRock Advisors, LLC, Senior Managing Director; BlackRock Capital Holdings, Inc., Senior Managing Director; BlackRock Capital Management, Inc., Senior Managing Director; BlackRock Financial Management, Inc., Senior Managing Director; BlackRock Funding International, Ltd., Senior Managing Director; BlackRock Funding, Inc., Senior Managing Director; BlackRock Holdco 2, Inc., Senior Managing Director; BlackRock International Holdings, Inc., Senior Managing Director; BlackRock Investment Management, LLC, Senior Managing Director

		Robert Fairbairn, Senior Managing Director	BlackRock Advisors Holdings, Inc., Senior Managing Director; BlackRock Advisors, LLC, Senior Managing Director; BlackRock Capital Holdings, Inc., Senior Managing Director; BlackRock Capital Management, Inc., Senior Managing Director; BlackRock Financial Management, Inc., Senior Managing Director; BlackRock Funding International, Ltd., Senior Managing Director; BlackRock Funding, Inc., Senior Managing Director; BlackRock International Holdings, Inc., Senior Managing Director; BlackRock Investment Management, LLC, Senior Managing Director; BlackRock Investments, LLC, Chief Executive Officer and Senior Managing Director

		Bennett Golub, Chief Risk Officer and Senior Managing Director	BlackRock Advisors Holdings, Inc., Chief Risk Officer and Senior Managing Director; BlackRock Advisors, LLC,

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Chief Risk Officer and Senior Managing Director; BlackRock Capital Holdings, Inc., Chief Risk Officer and Senior Managing Director; BlackRock Capital Management, Inc., Chief Risk Officer and Senior Managing Director; BlackRock Financial Management, Inc., Chief Risk Officer and Senior Managing Director; BlackRock Funding International, Ltd., Chief Risk Officer and Senior Managing Director; BlackRock Funding, Inc., Chief Risk Officer and Senior Managing Director; BlackRock Funds Services Group LLC, Chief Risk Officer and Senior Managing Director; BlackRock International Holdings, Inc., Chief Risk Officer and Senior Managing Director; BlackRock Investment Management, LLC, Chief Risk Officer and Senior Managing Director

		Richard Kushel, Senior Managing Director	BlackRock Advisors Holdings, Inc., Senior Managing Director; BlackRock Advisors, LLC, Senior Managing Director; BlackRock Asset Management Deutschland AG, Chairman; BlackRock Asset Management UK Limited, Chairman; BlackRock Capital Holdings, Inc., Senior Managing Director; BlackRock Capital Management, Inc., Senior Managing Director; BlackRock Financial Management, Inc., Senior Managing Director; BlackRock Funding International, Ltd., Senior Managing Director; BlackRock Funding, Inc., Senior Managing Director; BlackRock Funds Services Group LLC, Senior Managing Director; BlackRock Holdco 2, Inc., Senior Managing Director; BlackRock Holdco 5, LLC, Director; BlackRock International Holdings, Inc., Senior Managing Director; BlackRock Investment Management, LLC, Senior Managing Director; DSP BlackRock Investment Managers Private Limited, Director

		Mark McCombe, Senior Managing Director and Chairman of Asia-Pacific	BlackRock (Hong Kong) Limited, Director; BlackRock (Singapore) Limited, Director; BlackRock Advisors Holdings, Inc., Senior Managing Director and

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Chairman of Asia-Pacific; BlackRock Advisors, LLC, Senior Managing Director and Chairman of Asia-Pacific; BlackRock Asset Management Australia Limited, Director; BlackRock Asset Management North Asia Limited, Director; BlackRock Capital Holdings, Inc., Senior Managing Director and Chairman of Asia-Pacific; BlackRock Capital Management, Inc., Senior Managing Director and Chairman of Asia-Pacific; BlackRock Financial Management, Inc., Senior Managing Director and Chairman of Asia-Pacific; BlackRock Funding International, Ltd., Senior Managing Director and Chairman of Asia-Pacific; BlackRock Funding, Inc., Senior Managing Director and Chairman of Asia-Pacific; BlackRock HK Holdco Limited, Director; BlackRock Holdco 2, Inc., Senior Managing Director and Chairman of Asia-Pacific; BlackRock International Holdings, Inc., Senior Managing Director and Chairman of Asia-Pacific; BlackRock Investment Management (Australia) Limited, Director; BlackRock Investment Management, LLC, Senior Managing Director and Chairman of Asia-Pacific, BlackRock Japan Co., Ltd., Director; DSP BlackRock Investment Managers Private Limited, Director

		Peter Fisher, Senior Managing Director	BlackRock Advisors Holdings, Inc., Senior Managing Director; BlackRock Advisors, LLC, Senior Managing Director; BlackRock Capital Holdings, Inc., Senior Managing Director; BlackRock Capital Management, Inc., Senior Managing Director; BlackRock Financial Management, Inc., Senior Managing Director; BlackRock Funding International, Ltd., Senior Managing Director; BlackRock Funding, Inc., Senior Managing Director; BlackRock Holdco 2, Inc., Senior Managing Director; BlackRock International Holdings, Inc., Senior Managing Director; BlackRock Investment Management, LLC, Senior Managing Director

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

		Linda Gosden Robinson, Senior Managing Director and Head of Marketing and Communications	BlackRock Advisors Holdings, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock Advisors, LLC, Senior Managing Director and Head of Marketing and Communications; BlackRock Capital Holdings, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock Capital Management, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock Financial Management, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock Funding International, Ltd., Senior Managing Director and Head of Marketing and Communications; BlackRock Funding, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock Holdco 2, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock International Holdings, Inc., Senior Managing Director and Head of Marketing and Communications; BlackRock Investment Management, LLC, Senior Managing Director and Head of Marketing and Communications

		Kendrick Wilson, Vice Chairman	BlackRock Advisors Holdings, Inc., Vice Chairman; BlackRock Advisors, LLC, Vice Chairman; BlackRock Capital Holdings, Inc., Vice Chairman; BlackRock Capital Management, Inc., Vice Chairman; BlackRock Financial Management, Inc., Vice Chairman; BlackRock Funding International, Ltd., Vice Chairman; BlackRock Funding, Inc., Vice Chairman; BlackRock Holdco 2, Inc., Vice Chairman; BlackRock International Holdings, Inc., Vice Chairman; BlackRock Investment Management, LLC, Vice Chairman

		Harris Oliner – Secretary and Managing Director	BAA Holdings, LLC, Secretary and Managing Director; BlackRock Advisors Holdings, Inc., Secretary and Managing Director; BlackRock Advisors, LLC, Secretary and Managing Director; BlackRock Capital Holdings, Inc., Secretary and Managing Director; BlackRock Capital Management, Inc.,

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Secretary and Managing Director; BlackRock Delaware Holdings Inc. Assistant Secretary; BlackRock Execution Services, Assistant Secretary; BlackRock Financial Management, Inc., Secretary and Managing Director; BlackRock Fund Advisors, Assistant Secretary; BlackRock Funding International, Ltd., Secretary and Managing Director; BlackRock Funding, Inc., Secretary and Managing Director; BlackRock Funds Services Group LLC, Secretary and Managing Director; BlackRock Holdco 2, Inc., Secretary and Managing Director; BlackRock International Holdings, Inc., Secretary and Managing Director; BlackRock Investment Management, LLC, Secretary and Managing Director; BlackRock Investments, LLC, Secretary and Managing Director; Anthracite Capital, Inc., Secretary; BlackRock Realty Advisors, Inc., Assistant Secretary and Managing Director; Carbon Capital III, Inc., Secretary; BlackRock Corporation US Inc., Secretary and Managing Director; BlackRock Delaware Holdings, Inc., Secretary and Managing Director

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Columbus Circle Investors Metro Center One Station Place Stamford, CT 06902	Sub-adviser to Transamerica Partners Institutional Mid Growth	Anthony Rizza, CFA Clifford Fox, CFA Karl Anderson Oliver Marti Michael Iacono, CFA	None.

* * *

Cramer Rosenthal McGlynn LLC, 520 Madison Avenue, 20th Floor, New York, NY 10022, serves as sub-adviser to Transamerica Partners Mid Value. Ronald H. McGlynn, Chairman; Jay B. Abramson, CEO and Chief Investment Officer; Christopher C. Barnett, President; Carlos A. Leal, Chief Financial Officer, Director of Operations and Executive Vice President; Michael Pinto, Member of Board of Managers; Mark Czarnecki, Member of Board of Managers; Steven A. Yadegari, Chief Legal Officer, Chief Compliance Officer and Executive Vice President

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Eaton Vance Management (Eaton Vance)[1] Two International Place Boston, MA 02110	Sub-adviser to Transamerica Partners Institutional High Yield Bond	Thomas E. Faust Jr.	Chief Executive Officer and President of Eaton Vance. Chief Executive Officer, President and Chairman of the Board of Eaton Vance Corp. (“EVC”). Director and President of Eaton Vance, Inc. (“EV”). Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 177 registered investment companies and 1 private investment company managed by Eaton Vance or its subsidiaries.

		Paul O’Neil	Chief Compliance Officer and Vice President of Eaton Vance. Officer of 177 registered investment companies managed by EVM or its subsidiaries.

		Frederick S. Marius	Chief Legal Officer, Vice President and Secretary of EVM. Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.

Chief Financial Officer, Vice President and Treasurer of EVM. Chief Financial Officer, Vice President and Treasurer of EVC. Vice President, Treasurer and Director of EV. Vice President and Director of EVD. Trustee of EVC Voting Trust.

		Duncan W. Richardson	Executive Vice President and Chief Equity Investment Officer of EVM. Executive Vice President, Chief Equity Investment Officer and Director of EVC. Trustee of EVC Voting Trust. Officer of 95 registered investment companies managed by EVM or its subsidiaries.

		Jeffrey P. Beale	Vice President of EVM and EVC. Trustee of EVC Voting Trust.

		Maureen A. Gemma	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 177 registered investment companies managed by EVM or its subsidiaries.

Payson F. Swaffield

Vice President and Chief Income

Investment Officer of EVM. Chief Income

Investment Officer of EVC. Trustee of

EVC Voting Trust. Officer of 130

registered investment companies managed

by EVM or its subsidiaries.

Scott H. Page	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Walter A. Row, III	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 8 registered investment companies managed by EVM or its subsidiaries.

Michael W. Weilheimer	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 4 registered investment companies managed by EVM or its subsidiaries.

Cynthia J. Clemson	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 26 registered investment companies managed by EVM or its subsidiaries.

Michael R. Mach	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 2 registered investment companies managed by EVM or its subsidiaries.

Judith A. Saryan	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Thomas M. Metzold	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 30 registered investment companies managed by EVM or its subsidiaries.

G. West Saltonstall	Vice President of EVM and Trustee of EVC Voting Trust.

Brian D. Langstraat	Managing Director and Chief Executive Officer of Parametric Portfolio Associates.

David M. Stein	Managing Director and Chief Investment Officer of Parametric Portfolio Associates.

Mark S. Venezia- Vice President of EVM and Trustee of EVC Voting Trust	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 7 registered investment companies managed by EVM or its subsidiaries.

Matthew J. Witkos-Chief Executive Officer, President and Director of EVD and Trustee of EVC Voting Trust	Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust.

[1]	Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach,

Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Fort Washington Investment Advisors, Inc. 303 Broadway Suite 1200 Cincinnati, OH 45202	Sub-adviser to Transamerica Partners Institutional Small Core	Maribeth S. Rahe, President and Director

(a) Chairman of the Board Capital Analysts Incorporated, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Cincinnati USA Regional Chamber, Advisory Council Center for Women’s Business Research, Life Trustee, New York Landmarks Conservancy, Life Trustee, Rush-Presbyterian-St. Luke’s Medical center, Board Member, Consolidated Communications Illinois Holdings Inc., Vice Chairman, Cincinnati Arts Association, Advisory Board, Sisters of Notre Dame de Namur, Advisory Board, Xavier University, Advisory Board CincyTech USA, Investment Committee, United Way of Cincinnati, Board Member, First Financial Bank Corp.

(b) Senior Vice President of The Western and Southern Life Insurance Company

(c) Manager of Peppertree Partners, LLC

Nicholas P. Sargen, Chief Investment Officer and Director

(a) Senior Vice President & Chief Investment Officer of The Western and Southern Life Insurance Company, Columbus

Life Insurance Company, Integrity Life Insurance Company

and National Integrity Life Insurance Company

(b) Manager of Peppertree Partners LLC

(c) Board of Trustees, Good Samaritan Hospital Foundation

(d) Chairman-Xavier Department of Finance Advisory Board

		Brendan M. White, Managing Director	(a) Director of The Friars Club

		James A. Markley, Managing Director	(a) Trustee and Board Member, Corbett Foundation

		Roger M. Lanham, Managing Director	(a) Chief Investment Officer of Fort Washington Savings Company

(John J. O’Connor, Managing Director	(a) Director of Friars Club Foundation and SC Ministry Foundation (b) Investment Committee Member, Province of St John the Baptist

Timothy J. Policinski, Managing Director

Michele Hawkins, Chief Compliance Officer and Managing Director	(a) Advisory Board Member-Cintas Institute for Business Ethics

Margaret C. Bell, Managing Director

Richard Jandrain III, Managing Director

Stephen A. Baker, Managing Director

(a) Board of Trustees of Walnut Hills High School Alumni Foundation, Greater Cincinnati Rowing Foundation, Fortis Security Products, LLC, CH Mack, Inc., and Laboratory Partners, Inc.

(b) Manager of Peppertree Partners, LLC

Christopher L. Baucom. Managing Director	(a) Director of Cincinnati Opera (b) Manager of Peppertree Partners, LLC

John P. Bessone, Managing Director	(a) Board Member, Aspen Avionics, Lumidign, Inc.

(Paul D. Cohn, Vice President

Rance G. Duke, Vice President	(a) Board Member, Spring Grove Cemetery, Bethesda Foundation, Bethesda, Inc. and YMCA of Greater Cincinnati

Thomas L. Finn, Vice President	(a) Director of The Cincinnati Foundation for the Aged and Beechwood Foundation.

Mark A. Frietch, Vice President

John J. Goetz , Vice President

Daniel J. Kapusta, Vice President

(Howard R. Lodge, Vice President

Bihag N. Patel, Vice President

David K. Robinson, Vice President

Charles A. Ulbricht, Vice President

Scott D. Weston, Vice President	(a) Financial Advisory Board, Mariemont School District

Stephen Ball, Vice President

Marty Flesher, Vice President

Jeff Meek, Vice President	(a) Officer of Peppertree Partners, LLC

Jamie Wilhelm, Vice President

* * *

Invesco Advisers, Inc. – The only employment of a substantial nature of the Advisor’s directors and officers is with Invesco Advisers and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a “Sub-Adviser”, collectively the “Sub-Advisers”) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Adviser herein incorporated by reference. Reference is also made to the caption “Fund Management – The Adviser” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Advisory and Other Services” of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 32(b) of the Part C.

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Jennison Associates LLC (“Jennison”)* 466 Lexington Avenue New York, NY 10017	Sub-adviser to Transamerica Partners Institutional Large Growth	Mehdi A. Mahmud, Director, Chairman and Chief Executive Officer	N/A
		Kathleen A. McCarragher, Director and Managing Director	Vice President, Prudential Trust Company (“PTC”).
		Mary-Lynne Driscoll Director	N/A
David Hunt, Director**

President, PIM Foreign Investments, Inc. (“PIMFI”); Director and President, PIM Investments, Inc. (“PIMI”); Director and Chairman, PIM Warehouse, Inc. (“PIMW”); President, Manager, Chairman and Chief Executive Officer, Prudential Asset Management Holding Company LLC (“PAMHC”); Senior Vice President, Prudential Financial, Inc.; President, Prudential Investment Management Services LLC (“PIMS”); Director, Chairman, President and Chief Executive Officer, Prudential Investment Management, Inc. (“PIM”); Manager, Quantitative Associates LLC (“QM”).

		James W. McCarthy, Director**	Executive Vice President and Chief Financial Officer, PIFM Holdco, LLC; Vice President Finance, PIMFI; Vice President, PAMHC; Vice President, PIM; Vice President, PIMW; Director, Vice President and Controller, PIM; Vice President, Prudential Industrial Properties, LLC.

		Joel Allen Smith, Director**	Vice President – Investments, PIMFI; Vice President, PIMI; Director and President, PIMW; Vice President, PLA Retail Fund I

Manager, LLC; Vice President, PLA Services Manager Mexico, LLC; Director and President, PREI Acquisitions I, Inc; Director and President, PREI Acquisitions II, Inc.; President, PREI HYDG, LLC; Director, Chairman and Chief Executive Officer, Prudential Home Building Investors, Inc.; Vice President, PIMS; Vice President, PIM, President, TMW Real Estate Group, LLC.

Kenneth Moore, Executive Vice President, Treasurer, and Chief Operating Officer	Vice President, PIMW; Vice President, PIM; Director and Executive Vice President, PTC; Manager, Vice President and Chief Financial Officer, QM.

Leslie S. Rolison, Executive Vice President and Chief Administrative Officer	Vice President, QM.

Mirry Hwang, Secretary, Senior Vice President and Chief Legal Officer	Assistant Secretary, PTC.

*	Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, NY 10017.
**	The address of the Director, Officer or Partner of the Sub-Adviser is Gateway Center Three, 100 Mulberry Street, New York, NY 07102.

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years
J.P. Morgan Investment Management Inc. (“JPMorgan”) 270 Park Avenue New York, NY 10017	Sub-adviser to Transamerica Partners Institutional Balanced and Transamerica Partners Institutional Mid Value	George C.W. Gatch, Director, CEO, President, Managing Director	N/A
		Lawrence M. Unrein, Director, CIO-Global Head of Private Equity, Managing Director	N/A

		Martin R. Porter, CIO-Global Head of Equities, Managing Director	N/A

		Scott E. Richter, Secretary, Chief Legal Officer, Managing Director	N/A

		Joseph K. Azelby, Director, CIO-Global Head of Real Estate, Managing Director	N/A

		Paul A. Quinsee, Director, Managing Director	N/A

		Joseph J. Bertini, Chief Compliance Officer, Managing Director	N/A

Robert Young, Director, COO, Managing Director	N/A

Craig Sullivan, Chief Financial Officer, Managing Director	N/A

Catherine Ann Keating, Director, Managing Director	N/A

Peter Schwicht, Director, Managing Director	N/A

Christopher Willcox, Director, Global Head of Fixed Income, Managing Director	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Merganser Capital Management, Inc. 99 High Street 28th Floor Boston, MA 02110	Sub-adviser to Transamerica Partners Institutional High Quality Bond	Merganser is a wholly-owned subsidiary of Annaly Capital Management, Inc.	Merganser’s sole business is institutional asset management.

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Ranger Investment Management, L.P. (“Ranger”) 2828 N. Harwood Street, Suite 1600 Dallas, TX 75201	Sub-adviser to Transamerica Partners Institutional Small Growth	Joseph W. Thompson, III Chief Operating Officer and Chief Financial Officer	N/A

		K. Scott Canon, President	N/A

		Nimrod J. Hacker, General Counsel	N/A

		Thomas E. Burson, Chief Compliance Officer	N/A

		W. Conrad Doenges, Portfolio Manager and Limited Partner	N/A

		Andrew F. Hill, Sector Manager	N/A

		Joseph T. LaBate, Sector Manager	N/A

		Brian E. Graeme, Sector Manager	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506	Sub-Adviser to Transamerica Partners Institutional International Equity	Garrett Thornburg, Chairman	Chairman – Thornburg Securities Corp.; Chairman – Thornburg Mortgage Advisory Corp.

		Brian McMahon, President, Chief Executive Officer, Chief Investment Officer	V.P – Thornburg Securities Corp.

		Laura Hillstrom, Managing Director, Chief Administrative Officer	N/A

		Carolyn Dobbs, Managing Director, Corporate Controller	Secty/Treasurer – Thornburg Investment Management, Thornburg Securities Corp. and Thornburg Mortgage Advisory Corp.

		Stephen Velie, Chief Compliance Officer	N/A

		Brian Lawson, Chief Security Officer, Director of IT	N/A

		Bill Fries, Managing Director, Co-portfolio Manager	V.P – Thornburg Investment Management

		Wendy Trevisani, Managing Director, Co-portfolio Manager	N/A

		Lei Wang, Managing Director, Co-portfolio Manager	N/A

		Pete Trevisani, Managing Director, Director of Institutional Group	N/A

		Bettie Kroutil, Managing Director, Director of Institutional Operations	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of Each Director, Officer or Partner of the Adviser	Any Other Business or Profession, Vocation or Employment of a Substantial Nature of the Adviser (and Each Director, Officer or Partner of the Adviser thereof) within the Last Two Fiscal Years
Wellington Management Company, LLP (“Wellington Management”) 280 Congress Street Boston, MA 02110	Sub-Adviser to Transamerica Partners Institutional Large Growth, Transamerica Partners Institutional Small Core and Transamerica Partners Institutional Small Value	Saul J. Pannell, Partner and Executive Committee Member	N/A

		Perry M. Traquina, Partner, President, CEO And Executive Committee Member	N/A

		Cynthia M. Clarke, Partner And Chief Legal Officer	N/A

		Phillip H. Perelmuter, Partner And Executive Committee Member	N/A

		Selwyn J. Notelovitz, Partner And Chief Compliance Officer	N/A

		Edward J. Steinborn, Partner And Chief Financial Officer	N/A

		Partner And Executive Committee Member	N/A

		Brendan J. Swords, Partner And Executive Committee Member	N/A

		Edward P. Bousa, Partner And Executive Committee Member	N/A

		James W. Valone, Partner And Executive Committee Member	N/A

		Charles S. Argyle, Partner And Executive Committee Member	N/A

		Vera M. Trojan, Partner And Executive Committee Member	N/A

* * *

Item 32. Principal Underwriter.

(a)	Transamerica Capital, Inc. (“TCI”), whose address is 4600 South Syracuse Street, Denver, Colorado 80237-2719, currently serves as principal underwriter for the registrant. TCI also serves as principal underwriter for Transamerica Funds, Transamerica Series Trust and Transamerica Partners Funds Group. TCI is the exclusive placement agent for Transamerica Partners Portfolios.

(b)	Directors and Officers of TCI:

Name	Location	Positions and Offices with Underwriter	Positions and Offices with Registrant
David W. Hopewell	(1)	Director	N/A

David R. Paulsen	(1)	Director, Chief Sales Officer and Chief Executive Officer	N/A

Thomas A. Swank	(1)	Director	N/A

Michael Brandsma	(2)	Director, President and Chief Financial Officer	N/A

Blake S. Bostwick	(2)	Chief Operations Officer and Chief Marketing Officer	N/A

Carrie N. Powicki	(1)	Secretary	N/A

Karen R, Wright	(4)	Treasurer	N/A

Courtney John	(2)	Vice President and Chief Compliance Officer	N/A

Karen D. Heburn	(3)	Vice President	N/A

Wesley J. Hodgson	(2)	Vice President	N/A

Amy Angle	(1)	Assistant Vice President	N/A

Dennis P. Gallagher	(3)	Assistant Vice President	Vice President, General Counsel and Secretary

Elizabeth Belanger	(5)	Assistant Vice President	N/A

John Fischer	(3)	Assistant Vice President	N/A

Shelley Mossman	(5)	Assistant Vice President	N/A

Margaret A. Cullem-Fiore	(3)	Assistant Vice President	Assistant Secretary

Christy Post-Rissin	(3)	Assistant Vice President	N/A

Brenda L. Smith	(3)	Assistant Vice President	N/A

Darin D. Smith	(1)	Assistant Vice President	N/A

Arthur D. Woods	(3)	Assistant Vice President	N/A

Lisa Wachendorf	(1)	Assistant Vice President	N/A

Erin K. Burke	(1)	Assistant Secretary	N/A

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA52499-0001
(2)	4600 S. Syracuse Street, Suite 1100, Denver, CO80237-2719
(3)	570 Carillon Parkway, St. Petersburg, FL33716
(4)	1111 N. Charles Street, Baltimore, MD21202
(5)	440 Mamaroneck Avenue, Harrison, NY 10528

Item 33. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a)	Shareholder records are maintained by the Registrant’s transfer agent, Transamerica Fund Services, Inc., 570 Carillon Parkway, St. Petersburg, FL33716.

(b)	Certain shareholder and accounting records are maintained by a sub-transfer agent, Diversified Investment Advisors, Inc.

(c)	All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, FL33716 and are in the physical possession of the officers of the Trust, or at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA02110.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 37 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 27th day of February 2013.

TRANSAMERICA PARTNERS FUNDS GROUP II

/s/ Thomas A. Swank
By:	Thomas A. Swank
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas A. Swank Thomas A. Swank	Trustee, President and Chief Executive Officer	February 27, 2013

/s/ Sandra N. Bane Sandra N. Bane*	Trustee	February 27, 2013

/s/ Leo J. Hill Leo J. Hill*	Trustee	February 27, 2013

/s/ David W. Jennings David W. Jennings*	Trustee	February 27, 2013

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	February 27, 2013

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	February 27, 2013

/s/ Norman R. Nielsen Norman R. Nielsen*	Trustee	February 27, 2013

/s/ Joyce G. Norden Joyce G. Norden*	Trustee	February 27, 2013

/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	February 27, 2013

/s/ John W. Waechter John W. Waechter*	Trustee	February 27, 2013

/s/ Alan F. Warrick Alan F. Warrick*	Trustee	February 27, 2013

/s/ Elizabeth Strouse Elizabeth Strouse	Vice President, Treasurer and Principal Financial Officer	February 27, 2013

/s/ Dennis P. Gallagher *By: Dennis P. Gallagher**		February 27, 2013

**	Attorney-in-fact pursuant to powers of attorney previously filed.

SIGNATURES

Transamerica Partners Portfolios has duly caused its Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of Transamerica Partners Funds Group II to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 27th day of February 2013.

TRANSAMERICA PARTNERS PORTFOLIOS

/s/ Thomas A. Swank
By:	Thomas A. Swank
Trustee, President and Chief Executive Officer

This Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A of Transamerica Partners Funds Group II has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas A. Swank Thomas A. Swank	Trustee, President and Chief Executive Officer	February 27, 2013

/s/ Sandra N. Bane Sandra N. Bane*	Trustee	February 27, 2013

/s/ Leo J. Hill Leo J. Hill*	Trustee	February 27, 2013

/s/ David W. Jennings David W. Jennings*	Trustee	February 27, 2013

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	February 27, 2013

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	February 27, 2013

/s/ Norman R. Nielsen Norman R. Nielsen*	Trustee	February 27, 2013

/s/ Joyce G. Norden Joyce G. Norden*	Trustee	February 27, 2013

/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	February 27, 2013

/s/ John W. Waechter John W. Waechter*	Trustee	February 27, 2013

/s/ Alan F. Warrick Alan F. Warrick*	Trustee	February 27, 2013

/s/ Elizabeth Strouse Elizabeth Strouse	Vice President, Treasurer and Principal Financial Officer	February 27, 2013

/s/ Dennis P. Gallagher *By: Dennis P. Gallagher**		February 27, 2013

**	Attorney-in-fact pursuant to powers of attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Item 28.

(g)(3)	Amendment to Custody Agreement dated December 17, 2012
(h)(6)	Sub-Administration Agreement dated December 17, 2012